UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  September 30

Date of reporting period:  3/31/2017

Item 1.  Reports to Stockholders.

Semiannual Report 3/31/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Global Strategic Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Aggregate Bond Index

6-Month	1.22%	-3.58%	-2.18%

1-Year	6.88	1.81	0.44

5-Year	3.23	2.23	2.34

10-Year	4.55	4.04	4.27

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 1.22% during the reporting period, outperforming the -2.18% return provided by the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

MARKET OVERVIEW

Markets in general turned to “risk-on” mode after the surprise election of Donald Trump with equities climbing and credit spreads narrowing to the tight levels from early 2015, and U.S. Treasury yields climbing to levels not experienced since 2014. The U.S. dollar rallied over the fourth quarter of 2016, particularly immediately following Mr. Trump’s victory. While this resulted in a generally stronger dollar for the six-month reporting period, much of the move was reversed over the first quarter of 2017 when the greenback depreciated against most currencies during that time, especially against emerging market currencies. In addition, over the first quarter, emerging market local assets reversed most of the losses they had experienced in the months since the Presidential election.

Global economic data continued to improve during the reporting period. Growth expectations improved in several countries, including the Eurozone, Japan, UK, China and parts of Asia. U.S. GDP improved in the second half of 2016 but slowed in the first quarter of 2017. That being said, business and consumer confidence indicators (soft data) were among the highest levels seen in the current expansion. Employment and wage gains, hence income growth, continued during the first quarter and the economy was close to full employment. While consumption growth slowed from a strong pace, the recovery in investment expenditures and receding headwinds from past dollar appreciation added to growth.

International economic and geopolitical concerns remained muted, the Brexit process started smoothly, the Dutch election resulted with mainstream parties securing a convincing majority, and there was progress in Greece program negotiations. In the U.S., the risk of protectionist policies did not materialize in the early days of the administration, though concerns on that front did not fully disappear. The key systemic risk on the market’s radar was the French election, where a Euro-skeptic candidate was polling well before the first round. While current polls suggest a victory by a mainstream candidate, occasional volatility, which was expected to prevail until the election is over.

3      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

As the economy neared the Federal Reserve’s (“Fed”) dual mandates of full employment and price stability, the Fed continued to reduce monetary accommodation and normalize rates. In addition to the 0.25% rate hike in March, the Fed signaled two more hikes in 2017, and the probability that it would start balance sheet normalization later in the year. Market expectations were not too far from the Fed’s projections and the reaction to monetary tightening has been orderly.

FUND REVIEW

For the six-month reporting period, the Fund’s outperformance relative to the Index was largely the result of its allocation to high yield and to leveraged loans as credit spreads tightened sharply over the full period. An underweight position in U.S. Treasuries, which sold off over the first half of the reporting period, benefited performance. In addition, the Fund’s allocation to mortgages benefited for the overall reporting period.

In emerging markets, our allocation to emerging market credit contributed positively to performance, whereas our exposure to emerging market local currency detracted. Emerging market credit spreads widened over the first half of the period on fears of potential protectionist U.S. policies, causing the Fund’s allocation to this sector to experience declines.

However, emerging market credit spreads tightened over the second half of the reporting period as fears of potential protectionist U.S. policies dissipated. This development made us more confident in our allocation to emerging market credit and local currency, and we’ve been opportunistically increasing our allocation to emerging market local currency as we feel the U.S. dollar rally is coming to an end.

STRATEGY & OUTLOOK

We believe global growth and market trends are likely to continue for the next two quarters of 2017. We are more confident on the prospects of global growth for this year on reduced tail risks. Specifically, we don’t expect disruptive trade-related friction as the U.S. Administration has scaled back hawkishness on trade policy. Also, we expect easy monetary conditions and stable fiscal policy in China ahead of the 19th National Party Congress in the fourth quarter of this year. Lastly, the recent outcome of the Dutch election suggests lower odds of success for nationalist, anti-European candidates, still, risk remains until the French elections in the second week of May. Given this backdrop, we expect global growth to be slightly higher than the 2.6% in 2016.

We expect the momentum behind the recent inflation uptick to ebb in the near term for three reasons. Firstly, the bases effect (the consequence of abnormally high or low

4      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

levels of inflation in a previous month distorting headline inflation numbers for the most recent month) from higher oil has peaked, in our view. Oil prices have failed to make new highs on the fears of expiration of last year’s OPEC deal and U.S. shale supply coming to market. Additionally, the recent uptick in the labor participation rate makes us skeptical that inflation will meaningfully overshoot the Fed’s target.

By year end, some of the yield depressing activities by central banks could lead to higher yields in core government bond markets. The European Central Bank (“ECB”) has already begun to pare back its bond purchase program and we believe will likely announce plans to further reduce and ultimately end the program in 2018. Likewise, the Fed is expected to make changes to its reinvestment program by year-end, slowly reducing the size of its balance sheet.

More immediately, the market pricing of 34 basis points of hikes in the next 12 months seems low to us. The recent rally in U.S. government bonds has been attributed to political risks in Europe and North Korea, which we expect to fade. This combined with more clarity regarding the run down of the Fed balance sheet should lead to higher interest rates later in the year, in our view. Therefore, we remain underweight duration generally.

We still like U.S. credit, though valuations in U.S. high yield are stretched in our view.

Therefore we’ve reduced our allocation to high yield debt and have minimal exposure to the retail sector due to the possibility of potential adverse tax policies from the U.S. Administration and continued transition to online retailers.

We’re positive on the energy sector, but remain cautious with respect to metals and mining, as we believe the price of metals has likely peaked. We think the health care sector offers value, but there are risks within the sector so we are selectively adding to it.

We have been increasing our allocation to floating-rate loans. We believe that defaults are likely to fall back below historic norms of 2% to 3%, thanks largely to the recovery and stabilization of energy prices. We believe floating rate loans have the potential to benefit as the Fed continues to slowly move front-end rates higher. We also expect securitized credit, especially non-agency mortgage-backed securities (“MBS”) to do well on the back of stable to higher home prices in the U.S.

Improving global growth and resilience of emerging market fixed income securities to rising rates in the first half of March makes us more confident in our allocation to emerging

5      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

market credit and local currency. We’ve been opportunistically increasing our allocation to emerging market local currency as we feel the U.S. dollar rally is coming to an end.

Michael Mata Portfolio Manager

Ruta Ziverte[1] Portfolio Manager

Krishna Memani Portfolio Manager

Chris Kelly, CFA[1] Portfolio Manager

1. Ruta Ziverte and Chris Kelly became Portfolio Managers in January 2017.

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Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

United States	79.3%
Brazil	1.8
Indonesia	1.7
Canada	1.6
Supranational	1.1
United Kingdom	1.0
Russia	0.9
Mexico	0.7
Netherlands	0.7
India	0.7

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2017, and are based on the total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	80.9%
Latin America	5.5
Europe	4.3
Asia	4.0
Emerging Europe	2.4
Middle East/Africa	1.8
Supranational	1.1

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2017, and are based on the total market value of investments.

7      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	45.7%
Investment Companies
Oppenheimer Institutional Government Money Market Fund	2.9
Oppenheimer Master Event-Linked Bond Fund, LLC	2.2
Oppenheimer Master Loan Fund, LLC	13.5
Oppenheimer Ultra-Short Duration Fund	2.6
Mortgage-Backed Obligations
Government Agency	6.3
Non-Agency	10.1
Foreign Government Obligations	8.1
Asset-Backed Securities	5.2
U.S. Government Obligations	1.6
Preferred Stocks	0.7
Structured Securities	0.5
Common Stocks	0.3
Corporate Loans	0.2
Over-the-Counter Options
Purchased	0.1
Over-the-Counter Interest Rate
Swaptions Purchased	—*
Rights, Warrants and Certificates	—*

*	Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2017, and are based on the total market value of investments. The Fund may invest without limit in below investment-grade securities, which carry a greater risk that the issue may default on principal or interest payments, and in foreign securities, which entail higher expenses and risks, such as currency fluctuation.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	12.9%
AA	1.5
A	4.5
BBB	16.4
BB	19.7
B	19.1
CCC	4.4
C	0.0
D	0.3
Unrated	21.2
Total	100.0%

*	Represents a value of less than 0.05%.

The percentages above are based on the market value of the Fund’s securities as of March 31, 2017, and are subject to change. Except for securities labeled “Treasury,” “Agency” and “Unrated,“all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Government Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPSIX)	10/16/89	1.22%	6.88%	3.23%	4.55%
Class B (OPSGX)	11/30/92	1.10	6.05	2.44	4.02
Class C (OSICX)	5/26/95	1.10	6.08	2.50	3.79
Class I (OSIIX)	1/27/12	1.69	7.35	3.65	3.87	*
Class R (OSINX)	3/1/01	1.35	6.61	2.97	4.20
Class Y (OSIYX)	1/26/98	1.35	7.14	3.52	4.80

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPSIX)	10/16/89	-3.58%	1.81%	2.23%	4.04%
Class B (OPSGX)	11/30/92	-3.88	1.05	2.10	4.02
Class C (OSICX)	5/26/95	0.10	5.08	2.50	3.79
Class I (OSIIX)	1/27/12	1.69	7.35	3.65	3.87	*
Class R (OSINX)	3/1/01	1.35	6.61	2.97	4.20
Class Y (OSIYX)	1/26/98	1.35	7.14	3.52	4.80

*Shows	performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/17
Class A	3.61%
Class B	3.01
Class C	3.03
Class I	4.18
Class R	3.53
Class Y	4.04

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of

9      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on net investment income for the 30-day period ended 3/31/17 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During 6 Months Ended March 31, 2017
Class A	$1,000.00	$1,012.20	$5.08
Class B	1,000.00	1,011.00	8.96
Class C	1,000.00	1,011.00	8.91
Class I	1,000.00	1,016.90	2.92
Class R	1,000.00	1,013.50	6.40
Class Y	1,000.00	1,013.50	3.87

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.90	5.10
Class B	1,000.00	1,016.06	8.99
Class C	1,000.00	1,016.11	8.94
Class I	1,000.00	1,022.04	2.93
Class R	1,000.00	1,018.60	6.41
Class Y	1,000.00	1,021.09	3.89

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.01%
Class B	1.78
Class C	1.77
Class I	0.58
Class R	1.27
Class Y	0.77

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

	Principal Amount	Value

Asset-Backed Securities—5.4%
American Credit Acceptance Receivables Trust:
Series 2013-1, Cl. D, 4.94%, 6/15/20[1]	$4,480,000	$4,484,677
Series 2013-2, Cl. D, 5.92%, 8/17/20[1]	3,625,000	3,667,146
Series 2014-2, Cl. D, 4.96%, 5/10/21[1]	1,930,000	1,944,956
Series 2014-4, Cl. B, 2.60%, 10/10/17[1]	152,057	152,237
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	1,477,080	1,482,282
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	1,610,000	1,627,000
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	550,000	568,901
Series 2017-1, Cl. D, 3.54%, 3/13/23[1]	2,632,000	2,614,740
American Express Credit Account Master Trust:
Series 2014-2, Cl. A, 1.26%, 1/15/20	385,000	385,080
Series 2014-3, Cl. A, 1.49%, 4/15/20	2,465,000	2,467,700
Series 2014-5, Cl. A, 1.202%, 5/15/20[2]	2,890,000	2,893,888
Series 2015-1, Cl. A, 1.202%, 1/15/20[2]	4,825,000	4,827,630
AmeriCredit Automobile Receivables Trust:
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	3,650,000	3,673,334
Series 2013-3, Cl. D, 3.00%, 7/8/19	1,540,000	1,554,225
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]	1,320,000	1,336,858
Series 2013-4, Cl. D, 3.31%, 10/8/19	1,505,000	1,524,938
Series 2014-1, Cl. C, 2.15%, 3/9/20	1,905,000	1,914,694
Series 2014-1, Cl. E, 3.58%, 8/9/21	1,670,000	1,697,942
Series 2014-2, Cl. E, 3.37%, 11/8/21	1,415,000	1,432,424
Series 2014-3, Cl. D, 3.13%, 10/8/20	3,845,000	3,896,826
Series 2014-4, Cl. D, 3.07%, 11/9/20	975,000	986,308
Series 2017-1, Cl. D, 3.13%, 1/18/23	1,755,000	1,755,923
Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 1.562%, 8/16/21[1,2]	780,000	785,128
Series 2016-1, Cl. A1, 1.78%, 6/15/22	2,545,000	2,540,616
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	794,480	794,900
Series 2014-1, Cl. D, 3.39%, 7/22/19	580,000	588,056
Series 2015-4, Cl. D, 3.62%, 5/20/21	1,430,000	1,461,524
Series 2016-2, Cl. D, 3.16%, 11/20/23	675,000	679,074
Series 2016-3, Cl. D, 2.65%, 1/20/24	795,000	782,390
Capital One Multi-Asset Execution Trust, Series 2014-A5, Cl. A5, 1.48%, 7/15/20	3,175,000	3,178,190
CarFinance Capital Auto Trust:
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]	49,372	49,481
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	354,902	355,069
CarMax Auto Owner Trust:
Series 2014-2, Cl. D, 2.58%, 11/16/20	1,365,000	1,368,774
Series 2015-2, Cl. D, 3.04%, 11/15/21	525,000	527,619
Series 2015-3, Cl. D, 3.27%, 3/15/22	1,805,000	1,818,273
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,370,000	1,368,669
Series 2016-3, Cl. D, 2.94%, 1/17/23	915,000	902,904
Series 2016-4, Cl. D, 2.91%, 4/17/23	2,040,000	2,007,428
Series 2017-1, Cl. D, 3.43%, 7/17/23	1,775,000	1,776,121
Chase Issuance Trust, Series 2016-A6, Cl. A6, 1.10%, 1/15/20	4,775,000	4,764,873

13      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Asset-Backed Securities (Continued)
CPS Auto Receivables Trust, Series 2014-C, Cl. A, 1.31%, 2/15/19[1]	$137,396	$137,331
Credit Acceptance Auto Loan Trust, Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]	1,514,823	1,515,280
CWABS Asset-Backed Certificates Trust, Series 2005-14, Cl. 1A1, 1.212%, 4/25/36[2]	2,724,423	2,713,995
Discover Card Execution Note Trust, Series 2014-A5, Cl. A, 1.39%, 4/15/20	4,370,000	4,372,430
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	2,915,000	2,969,856
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	5,060,000	5,154,056
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	3,825,000	3,868,250
Series 2015-DA, Cl. D, 4.59%, 1/17/23[1]	390,000	403,927
Series 2016-BA, Cl. C, 3.19%, 7/15/22[1]	1,285,000	1,302,130
Series 2016-CA, Cl. C, 3.02%, 11/15/21[1]	1,085,000	1,098,692
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,240,000	1,265,534
Series 2017-AA, Cl. C, 2.98%, 1/18/22[1]	2,600,000	2,618,545
Series 2017-AA, Cl. D, 4.16%, 5/15/24[1]	1,600,000	1,625,484
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	1,685,000	1,692,388
DT Auto Owner Trust:
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	2,088,544	2,107,956
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	7,155,000	7,228,635
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	7,835,000	7,997,830
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]	677,575	681,312
Series 2015-1A, Cl. D, 4.26%, 2/15/22[1]	8,075,000	8,252,124
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	2,770,000	2,825,819
Series 2015-3A, Cl. D, 4.53%, 10/17/22[1]	7,470,000	7,647,752
Series 2016-1A, Cl. B, 2.79%, 5/15/20[1]	1,855,000	1,862,373
Series 2016-4A, Cl. B, 2.02%, 8/17/20[1]	1,900,000	1,894,845
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	555,000	573,727
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	1,120,000	1,123,866
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	1,160,000	1,167,694
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	849,875	829,819
Evergreen Credit Card Trust, Series 2016-3, Cl. A, 1.412%, 11/16/20[1,2]	3,480,000	3,494,783
Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	690,739	693,955
Series 2013-2A, Cl. D, 6.81%, 8/17/20[1]	1,685,000	1,746,781
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	28,910	28,918
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	2,655,000	2,669,438
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	540,000	544,768
Series 2015-1A, Cl. C, 4.10%, 12/15/20[1]	935,000	958,506
First Investors Auto Owner Trust, Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	2,730,000	2,753,479
Flagship Credit Auto Trust:
Series 2014-1, Cl. D, 4.83%, 6/15/20[1]	130,000	133,436
Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	190,815	190,869
Series 2015-3, Cl. D, 7.12%, 11/15/22[1]	1,945,000	2,045,069

14      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Asset-Backed Securities (Continued)
Flagship Credit Auto Trust: (Continued)
Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	$2,725,000	$2,918,224
Series 2016-4, Cl. A1, 1.47%, 3/16/20[1]	1,819,592	1,817,893
Ford Credit Floorplan Master Owner Trust A, Series 2016-3, Cl. A1, 1.55%, 7/15/21	2,915,000	2,896,930
GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	1,330,000	1,341,105
ICE EM CLO:
Series 2007-1A, Cl. B, 3.038%, 8/15/22[1,2]	21,000,000	20,673,681
Series 2007-1A, Cl. C, 4.338%, 8/15/22[1,2]	17,780,000	17,249,658
Series 2007-1A, Cl. D, 6.338%, 8/15/22[1,2]	15,242,711	13,661,020
Navistar Financial Dealer Note Master Owner Trust II:
Series 2015-1, Cl. B, 2.682%, 6/25/20[1,2]	520,000	520,229
Series 2015-1, Cl. D, 4.132%, 6/25/20[1,2]	205,000	205,142
Series 2016-1, Cl. D, 4.282%, 9/27/21[1,2]	595,000	595,902
Santander Drive Auto Receivables Trust:
Series 2013-1, Cl. D, 2.27%, 1/15/19	3,255,000	3,262,861
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	1,580,000	1,599,474
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	1,220,000	1,244,429
Series 2015-1, Cl. D, 3.24%, 4/15/21	3,125,000	3,168,428
Series 2015-5, Cl. D, 3.65%, 12/15/21	2,420,000	2,467,717
Series 2016-2, Cl. D, 3.39%, 4/15/22	880,000	892,205
Series 2017-1, Cl. D, 3.17%, 4/17/23	1,215,000	1,218,385
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	1,385,000	1,399,691
SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	2,735,000	2,741,385
Synchrony Credit Card Master Note Trust, Series 2012-6, Cl. A, 1.36%, 8/17/20	1,345,000	1,345,999
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	850,000	850,378
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	352,205	345,082
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	927,182	929,269
Westlake Automobile Receivables Trust, Series 2015-2A, Cl. C, 2.45%, 1/15/21[1]	1,110,000	1,115,524
World Financial Network Credit Card Master Trust:
Series 2014-C, Cl. A, 1.60%, 8/16/21	2,470,000	2,472,261
Series 2015-C, Cl. A, 1.26%, 3/15/21	1,800,000	1,799,989
Series 2016-B, Cl. A, 1.44%, 6/15/22	1,625,000	1,621,029
Total Asset-Backed Securities (Cost $253,519,311)		253,184,340

Mortgage-Backed Obligations—16.8%
Government Agency—6.4%
FHLMC/FNMA/FHLB/Sponsored—6.1%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	554,766	609,863
5.50%, 9/1/39	1,407,141	1,563,067
6.00%, 1/1/19-7/1/24	763,306	832,423

15      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp. Gold Pool: (Continued)
6.50%, 4/1/18-6/1/35	$574,506	$641,766
7.00%, 8/1/21-3/1/35	864,201	972,751
7.50%, 1/1/32-2/1/32	1,486,497	1,793,188
8.50%, 8/1/31	59,530	68,594
10.00%, 5/1/20	2,093	2,117
Federal Home Loan Mortgage Corp. Non Gold Pool:
10.00%, 4/1/20	5,371	5,386
10.50%, 5/1/20	15,416	16,519
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 44.412%, 4/1/27[3]	130,382	29,006
Series 192, Cl. IO, 82.554%, 2/1/28[3]	59,990	11,565
Series 205, Cl. IO, 37.594%, 9/1/29[3]	350,086	78,086
Series 206, Cl. IO, 0.00%, 12/15/29[3,4]	151,603	43,330
Series 207, Cl. IO, 0.00%, 4/1/30[3,4]	132,532	32,005
Series 214, Cl. IO, 0.00%, 6/1/31[3,4]	100,825	23,237
Series 243, Cl. 6, 9.591%, 12/15/32[3]	309,153	57,004
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	1,156,288	1,276,618
Series 151, Cl. F, 9.00%, 5/15/21	1,138	1,231
Series 1590, Cl. IA, 1.962%, 10/15/23[2]	833,493	853,000
Series 1674, Cl. Z, 6.75%, 2/15/24	31,543	34,681
Series 2034, Cl. Z, 6.50%, 2/15/28	8,505	9,472
Series 2042, Cl. N, 6.50%, 3/15/28	9,434	10,486
Series 2043, Cl. ZP, 6.50%, 4/15/28	919,592	1,022,775
Series 2053, Cl. Z, 6.50%, 4/15/28	7,623	8,518
Series 2116, Cl. ZA, 6.00%, 1/15/29	448,986	496,853
Series 2122, Cl. F, 1.362%, 2/15/29[2]	22,643	22,706
Series 2279, Cl. PK, 6.50%, 1/15/31	13,988	15,648
Series 2326, Cl. ZP, 6.50%, 6/15/31	132,755	147,738
Series 2344, Cl. FP, 1.862%, 8/15/31[2]	296,769	305,365
Series 2368, Cl. PR, 6.50%, 10/15/31	15,960	17,544
Series 2401, Cl. FA, 1.562%, 7/15/29[2]	37,781	38,437
Series 2412, Cl. GF, 1.862%, 2/15/32[2]	422,663	434,825
Series 2427, Cl. ZM, 6.50%, 3/15/32	595,333	658,053
Series 2451, Cl. FD, 1.912%, 3/15/32[2]	175,584	181,021
Series 2453, Cl. BD, 6.00%, 5/15/17	251	253
Series 2461, Cl. PZ, 6.50%, 6/15/32	69,109	80,741
Series 2464, Cl. FI, 1.912%, 2/15/32[2]	167,050	171,238
Series 2470, Cl. AF, 1.912%, 3/15/32[2]	283,289	292,060
Series 2470, Cl. LF, 1.912%, 2/15/32[2]	170,845	175,129
Series 2475, Cl. FB, 1.912%, 2/15/32[2]	233,984	238,226
Series 2517, Cl. GF, 1.912%, 2/15/32[2]	141,259	144,800
Series 2551, Cl. LF, 1.412%, 1/15/33[2]	21,671	21,770
Series 2564, Cl. MP, 5.00%, 2/15/18	9,716	9,818
Series 2585, Cl. HJ, 4.50%, 3/15/18	4,846	4,960
Series 2635, Cl. AG, 3.50%, 5/15/32	237,316	244,445
Series 2668, Cl. AZ, 4.00%, 9/15/18	38,155	39,151
Series 2676, Cl. KY, 5.00%, 9/15/23	438,408	467,670

16      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2707, Cl. QE, 4.50%, 11/15/18	$93,227	$94,808
Series 2770, Cl. TW, 4.50%, 3/15/19	24,075	24,715
Series 3010, Cl. WB, 4.50%, 7/15/20	5,174	5,307
Series 3025, Cl. SJ, 21.405%, 8/15/35[2]	358,240	529,663
Series 3741, Cl. PA, 2.15%, 2/15/35	410,005	411,815
Series 3815, Cl. BD, 3.00%, 10/15/20	11,756	11,850
Series 3840, Cl. CA, 2.00%, 9/15/18	8,140	8,152
Series 3848, Cl. WL, 4.00%, 4/15/40	663,884	687,869
Series 3857, Cl. GL, 3.00%, 5/15/40	15,087	15,428
Series 3917, Cl. BA, 4.00%, 6/15/38	345,832	355,709
Series 4221, Cl. HJ, 1.50%, 7/15/23	648,755	645,161
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 32.523%, 3/15/28[3]	18,573	2,239
Series 2049, Cl. PL, 76.544%, 4/15/28[3]	105,030	12,776
Series 2074, Cl. S, 99.999%, 7/17/28[3]	91,339	13,030
Series 2079, Cl. S, 99.999%, 7/17/28[3]	160,788	25,441
Series 2177, Cl. SB, 99.999%, 8/15/29[3]	104,361	20,639
Series 2526, Cl. SE, 51.951%, 6/15/29[3]	183,957	36,210
Series 2682, Cl. TQ, 99.999%, 10/15/33[3]	735,748	153,756
Series 2795, Cl. SH, 99.999%, 3/15/24[3]	1,290,113	118,185
Series 2920, Cl. S, 99.999%, 1/15/35[3]	1,313,631	195,672
Series 2922, Cl. SE, 24.564%, 2/15/35[3]	87,980	13,782
Series 2981, Cl. AS, 10.329%, 5/15/35[3]	664,955	103,371
Series 2981, Cl. BS, 99.999%, 5/15/35[3]	1,557,225	264,121
Series 3004, Cl. SB, 99.999%, 7/15/35[3]	1,950,622	237,335
Series 3397, Cl. GS, 0.00%, 12/15/37[3,4]	411,933	74,762
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	154,591	16,924
Series 3450, Cl. BI, 22.431%, 5/15/38[3]	644,655	87,900
Series 3606, Cl. SN, 22.911%, 12/15/39[3]	336,374	50,326
Series 3659, Cl. IE, 34.60%, 3/15/19[3]	377,033	11,941
Series 3685, Cl. EI, 0.00%, 3/15/19[3,4]	154,820	2,767
Federal National Mortgage Assn.:
3.00%, 4/1/32[5]	138,655,000	142,153,866
4.00%, 4/1/47[5]	59,550,000	62,467,017
4.50%, 4/1/47[5]	18,800,000	20,162,266
5.00%, 4/1/47[5]	6,190,000	6,764,151
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 99.999%, 12/25/41[3]	36,808,711	561,060
Series 2001-T3, Cl. IO, 99.999%, 11/25/40[3]	5,859,387	209,593
Federal National Mortgage Assn. Pool:
4.50%, 12/1/20	308,957	318,182
5.00%, 2/1/18-12/1/21	762,724	784,232
5.50%, 1/1/22-5/1/36	609,396	670,448
6.00%, 6/1/17-1/1/19	1,066	1,069
6.50%, 4/1/18-1/1/34	3,076,148	3,510,392
7.00%, 11/1/17-4/1/34	4,907,709	5,703,198

17      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn. Pool: (Continued)
7.50%, 2/1/27-3/1/33	$2,261,355	$2,678,599
8.50%, 7/1/32	16,895	18,314
9.50%, 3/15/21	7,177	7,296
11.00%, 2/1/26	91,690	98,140
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 99.999%, 5/25/23[3]	139,342	22,787
Series 247, Cl. 2, 99.999%, 10/25/23[3]	67,361	10,105
Series 252, Cl. 2, 99.999%, 11/25/23[3]	17,106	2,828
Series 254, Cl. 2, 99.999%, 1/25/24[3]	49,785	8,845
Series 301, Cl. 2, 1.699%, 4/25/29[3]	167,558	40,856
Series 303, Cl. IO, 66.138%, 11/25/29[3]	171,326	43,747
Series 313, Cl. 2, 99.999%, 6/25/31[3]	1,468,337	399,296
Series 319, Cl. 2, 3.049%, 2/25/32[3]	460,809	111,574
Series 321, Cl. 2, 6.805%, 4/25/32[3]	802,813	184,355
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	350,989	82,874
Series 328, Cl. 2, 0.00%, 12/25/32[3,4]	305,531	68,799
Series 331, Cl. 5, 99.999%, 2/25/33[3]	710,179	135,829
Series 332, Cl. 2, 0.00%, 3/25/33[3,4]	1,339,059	301,204
Series 334, Cl. 10, 0.00%, 2/25/33[3,4]	580,331	105,650
Series 334, Cl. 12, 0.00%, 3/25/33[3,4]	834,265	187,666
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	1,675,156	335,692
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	485,169	100,394
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	210,969	43,012
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	380,108	77,549
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	273,158	55,192
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	130,832	29,521
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	19,475	4,000
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	43,178	48,465
Series 1997-45, Cl. CD, 8.00%, 7/18/27	446,464	520,930
Series 1998-58, Cl. PC, 6.50%, 10/25/28	258,351	289,073
Series 1999-14, Cl. MB, 6.50%, 4/25/29	14,512	16,163
Series 1999-54, Cl. LH, 6.50%, 11/25/29	493,838	566,134
Series 2001-19, Cl. Z, 6.00%, 5/25/31	203,728	230,516
Series 2001-65, Cl. F, 1.582%, 11/25/31[2]	345,329	350,957
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	406,805	457,193
Series 2002-21, Cl. PE, 6.50%, 4/25/32	484,200	546,196
Series 2002-29, Cl. F, 1.982%, 4/25/32[2]	185,674	190,464
Series 2002-64, Cl. FJ, 1.982%, 4/25/32[2]	57,068	58,541
Series 2002-68, Cl. FH, 1.478%, 10/18/32[2]	121,618	122,203
Series 2002-81, Cl. FM, 1.482%, 12/25/32[2]	230,375	231,339
Series 2002-84, Cl. FB, 1.982%, 12/25/32[2]	38,265	39,207
Series 2003-100, Cl. PA, 5.00%, 10/25/18	209,263	212,751
Series 2003-11, Cl. FA, 1.982%, 9/25/32[2]	52,217	53,503
Series 2003-112, Cl. AN, 4.00%, 11/25/18	75,335	76,206
Series 2003-116, Cl. FA, 1.382%, 11/25/33[2]	126,384	126,513
Series 2003-84, Cl. GE, 4.50%, 9/25/18	14,558	14,778
Series 2004-101, Cl. BG, 5.00%, 1/25/20	529	529

18      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2004-25, Cl. PC, 5.50%, 1/25/34	$56,275	$57,744
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,239,565
Series 2005-71, Cl. DB, 4.50%, 8/25/25	942,253	985,242
Series 2006-11, Cl. PS, 20.967%, 3/25/36[2]	364,059	532,608
Series 2006-46, Cl. SW, 20.60%, 6/25/36[2]	509,338	679,307
Series 2008-75, Cl. DB, 4.50%, 9/25/23	167,528	170,043
Series 2009-113, Cl. DB, 3.00%, 12/25/20	330,815	333,895
Series 2009-36, Cl. FA, 1.922%, 6/25/37[2]	350,310	358,196
Series 2009-70, Cl. TL, 4.00%, 8/25/19	265,719	268,135
Series 2010-43, Cl. KG, 3.00%, 1/25/21	96,956	98,128
Series 2011-122, Cl. EC, 1.50%, 1/25/20	266,630	266,234
Series 2011-15, Cl. DA, 4.00%, 3/25/41	342,799	353,466
Series 2011-3, Cl. EL, 3.00%, 5/25/20	537,129	541,825
Series 2011-3, Cl. KA, 5.00%, 4/25/40	923,406	993,070
Series 2011-38, Cl. AH, 2.75%, 5/25/20	8,268	8,318
Series 2011-6, Cl. BA, 2.75%, 6/25/20	230,609	232,773
Series 2011-69, Cl. EA, 3.00%, 11/25/29	84,728	84,895
Series 2011-82, Cl. AD, 4.00%, 8/25/26	218,274	221,965
Series 2011-88, Cl. AB, 2.50%, 9/25/26	133,153	133,788
Series 2012-20, Cl. FD, 1.382%, 3/25/42[2]	1,272,636	1,266,946
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 31.912%, 11/18/31[3]	391,969	90,845
Series 2001-63, Cl. SD, 36.706%, 12/18/31[3]	11,561	2,267
Series 2001-68, Cl. SC, 11.281%, 11/25/31[3]	7,877	1,583
Series 2001-81, Cl. S, 39.461%, 1/25/32[3]	112,243	30,404
Series 2002-28, Cl. SA, 24.697%, 4/25/32[3]	89,913	17,541
Series 2002-38, Cl. SO, 50.055%, 4/25/32[3]	109,861	19,835
Series 2002-39, Cl. SD, 42.485%, 3/18/32[3]	170,926	32,187
Series 2002-48, Cl. S, 34.631%, 7/25/32[3]	140,460	29,069
Series 2002-52, Cl. SL, 23.638%, 9/25/32[3]	85,716	17,297
Series 2002-53, Cl. SK, 52.224%, 4/25/32[3]	106,548	21,003
Series 2002-56, Cl. SN, 36.233%, 7/25/32[3]	192,634	39,867
Series 2002-65, Cl. SC, 56.838%, 6/25/26[3]	351,230	49,281
Series 2002-77, Cl. IS, 44.333%, 12/18/32[3]	187,169	34,831
Series 2002-77, Cl. SH, 40.264%, 12/18/32[3]	146,494	29,911
Series 2002-89, Cl. S, 99.999%, 1/25/33[3]	1,090,513	251,811
Series 2002-9, Cl. MS, 24.846%, 3/25/32[3]	152,028	30,241
Series 2003-13, Cl. IO, 36.227%, 3/25/33[3]	800,562	129,841
Series 2003-26, Cl. DI, 30.356%, 4/25/33[3]	516,979	119,736
Series 2003-26, Cl. IK, 36.298%, 4/25/33[3]	90,599	11,424
Series 2003-33, Cl. SP, 99.999%, 5/25/33[3]	461,581	90,866
Series 2003-4, Cl. S, 19.94%, 2/25/33[3]	220,255	48,368
Series 2003-46, Cl. IH, 0.00%, 6/25/23[3,4]	69,911	7,981
Series 2004-56, Cl. SE, 14.201%, 10/25/33[3]	498,372	98,330
Series 2005-12, Cl. SC, 37.10%, 3/25/35[3]	40,970	6,585
Series 2005-14, Cl. SE, 59.424%, 3/25/35[3]	321,587	51,712

19      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security: (Continued)
Series 2005-40, Cl. SA, 99.999%, 5/25/35[3]	$1,869,796	$289,626
Series 2005-40, Cl. SB, 99.999%, 5/25/35[3]	790,995	116,091
Series 2005-52, Cl. JH, 43.525%, 5/25/35[3]	1,036,044	151,515
Series 2006-90, Cl. SX, 99.999%, 9/25/36[3]	1,947,204	285,435
Series 2007-88, Cl. XI, 2.776%, 6/25/37[3]	3,229,831	566,470
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	194,848	21,508
Series 2009-8, Cl. BS, 51.478%, 2/25/24[3]	36,975	1,303
Series 2010-95, Cl. DI, 57.241%, 11/25/20[3]	577,411	23,037
Series 2011-96, Cl. SA, 13.653%, 10/25/41[3]	348,544	57,062
Series 2012-134, Cl. SA, 8.268%, 12/25/42[3]	1,321,189	252,549
Series 2012-40, Cl. PI, 3.39%, 4/25/41[3]	3,711,298	494,434
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	2,586	500
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.00%, 9/15/22[3,4]	2,957,853	23,866
Series 1995-2B, Cl. 2IO, 0.00%, 6/15/25[3,4]	293,110	6,038
Series 1995-3, Cl. 1IO, 0.00%, 9/15/25[3,4]	9,112,774	32,478
		285,458,923

GNMA/Guaranteed—0.3%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	436,773	468,128
8.00%, 1/15/28-9/15/28	278,930	298,722
Government National Mortgage Assn. II Pool:
2.125%, 7/20/27[2]	2,853	2,949
4.00%, 4/1/47[5]	14,095,000	14,888,945
7.00%, 1/20/30	70,304	83,464
11.00%, 10/20/19	705	708
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17, Cl. AI, 49.968%, 4/16/37[3]	1,207,436	213,586
Series 2011-52, Cl. HS, 28.514%, 4/16/41[3]	2,170,186	338,844
		16,295,346

Non-Agency—10.4%
Commercial—3.9%
BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.69%, 9/26/35[1,2]	180,800	180,977
Series 2012-RR2, Cl. 6A3, 3.226%, 9/26/35[1,2]	271,647	271,544
Series 2012-RR6, Cl. RR6, 2.054%, 11/26/36[1]	290,003	273,269
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,2,3,4]	98,751	2,770
CD Commercial Mortgage Trust:
Series 2016-CD2, Cl. AM, 3.668%, 11/10/49[2]	1,000,000	1,027,556
Series 2017-CD3, Cl. AS, 3.833%, 2/10/50	1,270,000	1,321,031
COMM Mortgage Trust:
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,825,000	2,832,666
Series 2013-CR7, Cl. D, 4.354%, 3/10/46[1,2]	8,505,000	7,478,799

20      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Commercial (Continued)
COMM Mortgage Trust: (Continued)
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	$70,000	$72,932
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	665,000	700,955
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	4,690,000	4,876,748
Series 2015-CR23, Cl. AM, 3.801%, 5/10/48	3,210,000	3,310,143
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 24.179%, 12/10/45[2,3]	8,711,589	560,281
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	1,775,000	1,794,283
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 1.198%, 7/22/36[1,2]	920,000	827,522
FREMF Mortgage Trust:
Series 2012-K20, Cl. C, 3.87%, 5/25/45[1,2]	12,875,000	12,646,125
Series 2013-K25, Cl. C, 3.619%, 11/25/45[1,2]	1,975,000	1,938,709
Series 2013-K26, Cl. C, 3.599%, 12/25/45[1,2]	335,000	326,335
Series 2013-K27, Cl. C, 3.497%, 1/25/46[1,2]	4,187,000	4,041,392
Series 2013-K28, Cl. C, 3.494%, 6/25/46[1,2]	7,865,000	7,580,351
Series 2013-K29, Cl. C, 3.481%, 5/25/46[1,2]	4,700,000	4,523,929
Series 2013-K502, Cl. C, 2.902%, 3/25/45[1,2]	630,000	629,869
Series 2013-K712, Cl. C, 3.365%, 5/25/45[1,2]	660,000	661,365
Series 2013-K713, Cl. C, 3.166%, 4/25/46[1,2]	420,000	421,396
Series 2014-K41, Cl. B, 3.832%, 11/25/47[1,2]	7,635,000	7,736,268
Series 2014-K714, Cl. C, 3.849%, 1/25/47[1,2]	200,000	202,530
Series 2014-K715, Cl. C, 4.127%, 2/25/46[1,2]	25,000	25,469
Series 2015-K44, Cl. B, 3.685%, 1/25/48[1,2]	7,345,000	7,263,228
Series 2015-K45, Cl. B, 3.591%, 4/25/48[1,2]	13,050,000	12,709,891
Series 2015-K721, Cl. B, 3.565%, 11/25/47[1,2]	3,970,000	3,976,461
Series 2017-K62, Cl. B, 3.875%, 1/25/27[1,2]	6,522,000	6,168,946
Series 2017-K724, Cl. B, 3.504%, 11/25/23[1,2]	4,465,000	4,234,097
GS Mortgage Securities Trust, Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	390,000	421,603
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	2,345,000	2,365,773
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	2,395,000	2,567,070
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	310,000	309,972
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	1,685,000	1,754,329
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.42%, 7/25/35[2]	280,594	281,487
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.093%, 7/26/36[1,2]	14,469,308	13,161,508
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C24, Cl. B, 4.116%, 11/15/47[2]	1,655,000	1,700,934
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	6,680,000	6,962,874
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	3,770,000	3,857,844
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	1,755,000	1,745,290
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,2]	69,273	55,769
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	1,565,000	1,588,714
Series 2014-C14, Cl. B, 4.64%, 2/15/47[2]	680,000	724,224

21      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust: (Continued)
Series 2016-C30, Cl. AS, 3.175%, 9/15/49	$2,865,000	$2,775,575
Morgan Stanley Re-Remic Trust:
Series 2012-R3, Cl. 1A, 2.662%, 11/26/36[1,2]	1,301,033	1,289,777
Series 2012-R3, Cl. 1B, 2.662%, 11/26/36[1,2]	12,544,926	10,260,537
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.897%, 6/26/46[1,2]	209,180	208,832
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.24%, 8/25/34[2]	10,177,947	10,175,901
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.885%, 5/10/63[1,2]	7,532,194	7,216,987
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007- OA3, Cl. 5A, 1.866%, 4/25/47[2]	1,079,866	901,214
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29, Cl. AS, 4.013%, 6/15/48[2]	2,090,000	2,172,002
Series 2016-C37, Cl. AS, 4.018%, 12/15/49	2,465,000	2,571,219
WF-RBS Commercial Mortgage Trust:
Series 2012-C7, Cl. E, 4.836%, 6/15/45[1,2]	660,000	625,345
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	1,800,000	1,839,225
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,455,000	1,535,859
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[2]	1,135,000	1,205,019
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 28.186%, 3/15/44[1,2,3]	16,164,309	648,341
		181,541,061

Residential—6.5%
Bear Stearns ARM Trust:
Series 2005-2, Cl. A1, 3.26%, 3/25/35[2]	465,110	469,172
Series 2006-1, Cl. A1, 2.91%, 2/25/36[2]	88,284	87,943
Chase Funding Trust, Series 2003-2, Cl. 2A2, 1.542%, 2/25/33[2]	15,989	13,995
CHL Mortgage Pass-Through Trust:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,983,099	1,975,496
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	1,756,065	1,762,345
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 3.175%, 5/25/35[2]	2,527,376	2,502,575
Series 2006-AR1, Cl. 1A1, 3.21%, 10/25/35[2]	678,816	676,694
Series 2009-8, Cl. 7A2, 3.089%, 3/25/36[1,2]	29,541,941	28,113,716
Series 2012-8, Cl. 1A1, 3.113%, 10/25/35[1,2]	853,803	854,381
Series 2014-8, Cl. 1A2, 1.268%, 7/20/36[1,2]	1,635,000	1,458,590
Connecticut Avenue Securities:
Series 2014-C01, Cl. M1, 2.582%, 1/25/24[2]	345,475	349,037
Series 2014-C02, Cl. 1M1, 1.932%, 5/25/24[2]	1,223,718	1,228,626
Series 2014-C02, Cl. 1M2, 3.582%, 5/25/24[2]	8,940,000	9,129,111
Series 2014-C02, Cl. 2M1, 1.932%, 5/25/24[2]	536,053	536,564
Series 2014-C03, Cl. 1M1, 2.182%, 7/25/24[2]	1,639,776	1,644,010
Series 2014-C03, Cl. 2M1, 2.182%, 7/25/24[2]	653,508	654,757
Series 2014-C03, Cl. 2M2, 3.882%, 7/25/24[2]	13,865,000	14,270,795
Series 2015-C03, Cl. 1M2, 5.982%, 7/25/25[2]	4,540,000	4,998,336
Series 2015-C03, Cl. 2M1, 2.482%, 7/25/25[2]	96,838	97,041

22      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Residential (Continued)
Connecticut Avenue Securities: (Continued)
Series 2015-C04, Cl. 1M1, 2.582%, 4/25/28[2]	$1,603,996	$1,608,018
Series 2016-C03, Cl. 1M1, 2.982%, 10/25/28[2]	31,386	31,901
Series 2016-C03, Cl. 2M1, 3.182%, 10/25/28[2]	2,035,719	2,061,105
Series 2016-C06, Cl. 1M1, 2.282%, 4/25/29[2]	2,562,469	2,586,176
Series 2016-C06, Cl. 1M2, 5.232%, 4/25/29[2]	10,705,000	11,351,269
Series 2016-C07, Cl. 2M1, 2.282%, 4/25/29[2]	1,489,985	1,497,841
Series 2016-C07, Cl. 2M2, 5.332%, 4/25/29[2]	13,370,000	14,145,269
Series 2017-C01, Cl. 1M2, 4.532%, 7/25/29[2]	14,350,000	14,541,247
Series 2017-C02, Cl. 2M1, 2.127%, 9/25/29[2]	2,700,000	2,704,240
Series 2017-C02, Cl. 2M2, 4.627%, 9/25/29[2]	4,500,000	4,540,262
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 1.142%, 12/15/35[2]	110,884	99,108
Series 2006-H, Cl. 2A1A, 0.92%, 11/15/36[2]	71,270	53,366
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.217%, 7/25/35[2]	429,447	424,093
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]	632,147	648,402
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.292%, 7/25/35[2]	91,435	90,761
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 1.082%, 8/25/36[2]	4,060,109	1,968,389
Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 3.046%, 12/25/34[2]	94,851	94,870
RALI Trust:
Series 2005-QA4, Cl. A32, 3.677%, 4/25/35[2]	12,547	342
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	72,706	61,336
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	5,763,243	5,303,708
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1, Cl. M1, 4.382%, 7/25/23[2]	1,442,888	1,463,594
Series 2014-DN1, Cl. M1, 1.982%, 2/25/24[2]	58,686	58,731
Series 2014-DN4, Cl. M3, 5.532%, 10/25/24[2]	15,265,000	16,469,982
Series 2014-HQ2, Cl. M1, 2.432%, 9/25/24[2]	270,274	271,140
Series 2014-HQ2, Cl. M2, 3.182%, 9/25/24[2]	1,680,000	1,729,243
Series 2014-HQ2, Cl. M3, 4.732%, 9/25/24[2]	16,320,000	17,368,491
Series 2015-HQA2, Cl. M2, 3.782%, 5/25/28[2]	1,544,955	1,593,323
Series 2016-DNA2, Cl. M1, 2.232%, 10/25/28[2]	4,000,120	4,010,786
Series 2016-DNA2, Cl. M3, 5.632%, 10/25/28[2]	10,693,000	11,604,322
Series 2016-DNA3, Cl. M1, 2.082%, 12/25/28[2]	2,136,080	2,144,290
Series 2016-DNA3, Cl. M3, 5.982%, 12/25/28[2]	7,155,000	7,908,213
Series 2016-DNA4, Cl. M1, 1.782%, 3/25/29[2]	1,273,617	1,276,457
Series 2016-DNA4, Cl. M3, 4.782%, 3/25/29[2]	13,920,000	14,392,629
Series 2016-HQA2, Cl. M1, 2.182%, 11/25/28[2]	1,424,055	1,429,578
Series 2016-HQA3, Cl. M1, 1.782%, 3/25/29[2]	3,328,774	3,334,823
Series 2016-HQA3, Cl. M3, 4.832%, 3/25/29[2]	15,820,000	16,388,539
Series 2016-HQA4, Cl. M1, 1.782%, 4/25/29[2]	2,831,369	2,835,427
Series 2016-HQA4, Cl. M3, 4.882%, 4/25/29[2]	9,480,000	9,769,652
Series 2017-DNA1, Cl. M1, 2.182%, 7/25/29[2]	2,363,292	2,373,001
Series 2017-DNA1, Cl. M2, 4.232%, 7/25/29[2]	14,545,000	14,537,710
Series 2017-HQA1, Cl. M1, 2.182%, 8/25/29[2]	2,444,196	2,453,451
Series 2017-HQA1, Cl. M2, 4.532%, 8/25/29[2]	14,170,000	14,195,203

23      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Residential (Continued)

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.839%, 10/25/33[2]		$ 149,625	$ 152,854

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 3.116%, 2/25/35[2]		3,449,033	3,514,185
Series 2005-AR13, Cl. 1A5, 3.058%, 5/25/35[2]		306,719	308,035
Series 2005-AR15, Cl. 1A2, 2.983%, 9/25/35[2]		774,902	751,574
Series 2005-AR15, Cl. 1A6, 2.983%, 9/25/35[2]		7,742,684	7,383,060
Series 2005-AR4, Cl. 2A2, 3.304%, 4/25/35[2]		220,193	220,555
Series 2006-AR10, Cl. 1A1, 3.106%, 7/25/36[2]		604,997	584,090
Series 2006-AR10, Cl. 5A5, 3.093%, 7/25/36[2]		1,251,045	1,235,663
Series 2006-AR14, Cl. 1A2, 3.066%, 10/25/36[2]		2,488,213	2,338,672
Series 2006-AR2, Cl. 2A3, 3.089%, 3/25/36[2]		4,444,725	4,371,697
Series 2006-AR7, Cl. 2A4, 3.101%, 5/25/36[2]		2,998,597	2,866,975
Series 2006-AR8, Cl. 2A1, 3.096%, 4/25/36[2]		2,430,770	2,433,982

			308,404,814

Total Mortgage-Backed Obligations (Cost $772,943,958)			791,700,144

U.S. Government Obligations—1.6%

Federal Home Loan Mortgage Corp. Nts., 1.50%, 1/17/20		11,574,000	11,559,000

United States Treasury Nts.:
1.625%, 4/30/19[6,7,8]		31,242,000	31,459,226
1.75%, 10/31/20[6,7,8]		29,428,000	29,497,538
2.50%, 8/15/23		2,703,000	2,757,641

Total U.S. Government Obligations (Cost $75,528,937)			75,273,405

Foreign Government Obligations—8.3%

Arab Republic of Egypt:
6.125% Sr. Unsec. Nts., 1/31/22[1]		3,005,000	3,130,834
8.50% Sr. Unsec. Nts., 1/31/47[1]		3,005,000	3,237,888

Argentine Republic:
6.875% Sr. Unsec. Nts., 1/26/27[1]		4,515,000	4,574,824
7.50% Sr. Unsec. Nts., 4/22/26[1]		8,680,000	9,231,180
16.00% Bonds, 10/17/23	ARS	25,715,000	1,746,804
18.20% Unsec. Nts., 10/3/21	ARS	25,715,000	1,799,941

Commonwealth of Jamaica:
7.625% Sr. Unsec. Nts., 7/9/25		6,795,000	7,889,131
8.00% Sr. Unsec. Nts., 3/15/39		1,340,000	1,541,844

Democratic Socialist Republic of Sri Lanka:
5.125% Sr. Unsec. Nts., 4/11/19[1]		1,505,000	1,544,041
5.875% Sr. Unsec. Nts., 7/25/22[1]		3,210,000	3,301,607
6.00% Sr. Unsec. Nts., 1/14/19[1]		4,380,000	4,544,105
6.25% Sr. Unsec. Nts., 10/4/20[1]		1,445,000	1,524,205
6.85% Sr. Unsec. Nts., 11/3/25[1]		1,315,000	1,363,095

Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[1]		6,010,000	6,167,534
6.85% Sr. Unsec. Nts., 1/27/45[1]		3,025,000	3,146,000

Federal Republic of Nigeria, 7.875% Sr. Unsec. Nts., 2/16/32[1]		1,400,000	1,463,840

24      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Foreign Government Obligations (Continued)

Federative Republic of Brazil:
5.00% Sr. Unsec. Nts., 1/27/45		$7,335,000	$6,564,825
5.625% Sr. Unsec. Nts., 1/7/41		1,500,000	1,466,250
6.00% Unsec. Nts., 5/15/21	BRL	17,900,000	17,561,414

Gabonese Republic:
6.375% Bonds, 12/12/24[1]		3,335,000	3,237,035
6.95% Sr. Unsec. Nts., 6/16/25[1]		1,480,000	1,450,829

Hungary:
5.75% Sr. Unsec. Nts., 11/22/23		6,491,000	7,347,786
Series 20/B, 3.50% Bonds, 6/24/20	HUF	1,565,000,000	5,857,254
Series 25/B, 5.50% Bonds, 6/24/25	HUF	1,211,000,000	4,922,002

Oriental Republic of Uruguay, 5.10% Sr. Unsec. Nts., 6/18/50		8,895,000	8,583,675

Perusahaan Penerbit SBSN Indonesia III:
4.00% Sr. Unsec. Nts., 11/21/18[1]		2,525,000	2,604,032
4.35% Sr. Unsec. Nts., 9/10/24[1]		1,655,000	1,719,131
4.55% Sr. Unsec. Nts., 3/29/26[1]		2,755,000	2,861,756
6.125% Sr. Unsec. Nts., 3/15/19[1]		5,900,000	6,335,420

Province de Cordoba, 7.45% Sr. Unsec. Nts., 9/1/24[1]		3,000,000	3,048,876

Province of Buenos Aires:
6.50% Sr. Unsec. Nts., 2/15/23[1]		3,295,000	3,310,486
7.875% Sr. Unsec. Nts., 6/15/27[1]		4,775,000	4,847,580
9.125% Sr. Unsec. Nts., 3/16/24[1]		3,275,000	3,639,344

Republic of Colombia:
4.00% Sr. Unsec. Nts., 2/26/24		1,060,000	1,093,390
6.125% Sr. Unsec. Nts., 1/18/41		10,735,000	12,291,575
Series B, 10.00% Bonds, 7/24/24	COP	14,854,000,000	6,209,816

Republic of Costa Rica, 7.158% Sr. Unsec. Nts., 3/12/45[1]		2,615,000	2,670,569

Republic of Cote d’Ivoire, 5.75% Sr. Unsec. Nts., 12/31/32[2]		4,718,700	4,400,490

Republic of Croatia:
3.875% Sr. Unsec. Nts., 5/30/22	EUR	4,065,000	4,725,872
6.75% Sr. Unsec. Nts., 11/5/19[1]		3,475,000	3,788,310

Republic of Ecuador:
9.65% Sr. Unsec. Nts., 12/13/26[1]		3,260,000	3,382,250
10.75% Sr. Unsec. Nts., 3/28/22[1]		7,430,000	7,875,800

Republic of Honduras:
6.25% Sr. Unsec. Nts., 1/19/27[1]		2,110,000	2,146,123
8.75% Sr. Unsec. Nts., 12/16/20[1]		3,350,000	3,811,731

Republic of Indonesia:
3.375% Sr. Unsec. Nts., 7/30/25[1]	EUR	845,000	965,331
3.70% Sr. Unsec. Nts., 1/8/22[1]		2,065,000	2,109,635
3.75% Sr. Unsec. Nts., 6/14/28[1]	EUR	1,380,000	1,579,982
4.125% Sr. Unsec. Nts., 1/15/25[1]		1,010,000	1,039,280
5.875% Sr. Unsec. Nts., 3/13/20[1]		1,055,000	1,155,164
6.75% Sr. Unsec. Nts., 1/15/44[1]		5,560,000	7,161,080
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	151,045,000,000	11,920,546
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	247,405,000,000	20,202,900
Series FR74, 7.50% Sr. Unsec. Nts., 8/15/32	IDR	55,290,000,000	4,217,927

Republic of Iraq, 5.80% Unsec. Nts., 1/15/28[1]		1,570,000	1,389,488

Republic of Kazakhstan, 4.875% Sr. Unsec. Nts., 10/14/44[1]		6,100,000	6,010,269

25      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Foreign Government Obligations (Continued)

Republic of Namibia, 5.25% Sr. Unsec. Nts., 10/29/25[1]		$3,650,000	$3,691,792

Republic of Peru:
2.75% Sr. Unsec. Nts., 1/30/26	EUR	3,795,000	4,454,875
3.75% Sr. Unsec. Nts., 3/1/30	EUR	995,000	1,224,666
4.125% Sr. Unsec. Nts., 8/25/27		2,495,000	2,694,600
5.625% Sr. Unsec. Nts., 11/18/50		1,795,000	2,142,781

Republic of Poland, 2.50% Bonds, 7/25/27	PLN	18,350,000	4,255,791

Republic of Senegal, 6.25% Bonds, 7/30/24[1]		1,570,000	1,590,567

Republic of Serbia:
5.25% Sr. Unsec. Nts., 11/21/17[1]		2,970,000	3,032,673
5.875% Unsec. Nts., 12/3/18[1]		6,100,000	6,424,825

Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	62,500,000	4,538,596
Series 2037, 8.50% Bonds, 1/31/37	ZAR	71,000,000	4,747,952
Series 2048, 8.75% Bonds, 2/28/48	ZAR	25,700,000	1,731,555
Series R186, 10.50% Bonds, 12/21/26	ZAR	193,525,000	15,961,562

Republic of Turkey:
8.80% Bonds, 11/14/18	TRY	30,930,000	8,240,454
10.60% Bonds, 2/11/26	TRY	14,000,000	3,843,892
11.00% Bonds, 2/24/27	TRY	11,000,000	3,100,502

Romania:
2.75% Sr. Unsec. Nts., 10/29/25[1]	EUR	3,100,000	3,510,783
3.875% Sr. Unsec. Nts., 10/29/35[1]	EUR	985,000	1,113,149
4.875% Sr. Unsec. Nts., 1/22/24[1]		3,575,000	3,887,276

Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	480,415,000	8,490,782
Series 6217, 7.50% Bonds, 8/18/21	RUB	674,770,000	11,858,159

Socialist Republic of Vietnam, 4.80% Sr. Unsec. Nts., 11/19/24[1]		3,120,000	3,183,324

Ukraine:
7.75% Sr. Unsec. Nts., 9/1/19		19,115,000	19,534,383
7.75% Sr. Unsec. Nts., 9/1/21		1,630,000	1,609,136
7.75% Sr. Unsec. Nts., 9/1/22		3,700,000	3,563,563
7.75% Sr. Unsec. Nts., 9/1/23		2,960,000	2,804,363

United Mexican States, Series M, 5.75% Bonds, 3/5/26	MXN	172,455,000	8,440,345

Total Foreign Government Obligations (Cost $383,360,323)			391,384,442

Corporate Loans—0.2%

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[2]		2,396,103	2,390,647

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[2]		2,988,627	3,016,335

Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[2]		3,600,000	2,905,877

Pharmaceutical Product Development LLC, Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[2]		2,236,545	2,246,609

Total Corporate Loans (Cost $10,527,226)			10,559,468

26      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Corporate Bonds and Notes—47.0%

Consumer Discretionary—8.7%

Auto Components—0.4%

American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25[1]	$3,605,000	$3,614,012

Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	3,645,000	3,809,025

Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]	3,190,000	3,261,775

Goodyear Tire & Rubber Co. (The):
5.00% Sr. Unsec. Nts., 5/31/26	1,940,000	1,993,350
5.125% Sr. Unsec. Nts., 11/15/23	1,525,000	1,590,766

Grinding Media, Inc./MC Grinding Media Canada, Inc., 7.375% Sr. Sec. Nts., 12/15/23[1]	1,455,000	1,531,388

MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22	2,130,000	2,316,375

Tenneco, Inc., 5% Sr. Unsec. Nts., 7/15/26	1,460,000	1,433,530

		19,550,221

Automobiles—0.5%
Aston Martin Capital Holdings Ltd., 6.50% Sec. Nts., 4/15/22[1,5]	2,160,000	2,172,150

Daimler Finance North America LLC:
1.50% Sr. Unsec. Nts., 7/5/19[1]	2,517,000	2,482,039
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,421,000	2,148,244

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	3,287,000	3,237,557

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	1,250,000	1,381,828

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	1,855,000	1,866,328

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	760,000	769,872

Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[1]	2,678,000	2,633,012

Nissan Motor Acceptance Corp., 1.55% Sr. Unsec. Nts., 9/13/19[1]	676,000	666,650

Volkswagen Group of America Finance LLC, 1.60% Sr. Unsec. Nts., 11/20/17[1]	2,855,000	2,851,914

ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[1]	2,475,000	2,570,906

		22,780,500

Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	5,694,000	5,694,000

Diversified Consumer Services—0.0%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	2,407,000	2,513,149

Hotels, Restaurants & Leisure—2.1%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]	3,590,000	3,733,600

Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	2,190,000	2,209,162
5.00% Sr. Unsec. Nts., 4/1/25[1]	1,283,000	1,323,896

27      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

Boyd Gaming Corp.:
6.375% Sr. Unsec. Nts., 4/1/26	$690,000	$740,025
6.875% Sr. Unsec. Nts., 5/15/23	4,200,000	4,541,250

Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21	2,465,000	2,693,012

CEC Entertainment, Inc., 8% Sr. Unsec. Nts., 2/15/22	2,580,000	2,699,325

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	5,410,000	5,653,450

Eagle II Acquisition Co. LLC, 6% Sr. Unsec. Nts., 4/1/25[1]	1,800,000	1,856,250

Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[1]	720,000	730,800

Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sec. Nts., 3/15/19[1]	5,925,000	6,224,212

Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24[1]	1,455,000	1,444,087

Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24[1]	3,630,000	3,829,650

International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	6,310,000	6,767,475

KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25% Sr. Unsec. Nts., 6/1/26[1]	2,915,000	2,973,300

Landry’s, Inc., 6.75% Sr. Unsec. Nts., 10/15/24[1]	7,090,000	7,373,600

Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22	1,171,000	1,182,586
6.375% Sr. Unsec. Nts., 6/15/17	1,689,000	1,705,181

MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]	3,200,000	3,254,400

MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	3,510,000	3,720,600
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	3,630,000	3,915,862
6.625% Sr. Unsec. Nts., 12/15/21	3,430,000	3,807,300
Mohegan Tribal Gaming Authority, 7.875% Sr. Unsec. Nts., 10/15/24[1]	2,255,000	2,294,462
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	3,600,000	3,582,000
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	1,635,000	1,639,088
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[1,9]	14,750,000	—
Raizen Fuels Finance SA, 5.30% Sr. Unsec. Nts., 1/20/27[1]	1,510,000	1,534,537
Scientific Games International, Inc., 10% Sr. Unsec. Nts., 12/1/22	4,828,000	5,165,960
Silversea Cruise Finance Ltd., 7.25% Sr. Sec. Nts., 2/1/25[1]	1,445,000	1,528,088
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	1,455,000	1,439,541
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]	1,675,000	1,695,938
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]	6,475,000	6,742,094
Wyndham Worldwide Corp., 4.15% Sr. Unsec. Nts., 4/1/24	1,759,000	1,776,819
		99,777,550

28      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Household Durables—1.2%
American Greetings Corp., 7.875% Sr. Unsec. Nts., 2/15/25[1]	$2,890,000	$3,041,725
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 7.25% Sr. Unsec. Nts., 5/15/24[1]	3,655,000	3,924,556
Beazer Homes USA, Inc.:
6.75% Sr. Unsec. Nts., 3/15/25[1]	3,570,000	3,603,469
7.25% Sr. Unsec. Nts., 2/1/23	2,410,000	2,500,375
8.75% Sr. Unsec. Nts., 3/15/22[1]	2,270,000	2,491,325
KB Home:
7.00% Sr. Unsec. Nts., 12/15/21	3,245,000	3,600,944
7.625% Sr. Unsec. Nts., 5/15/23	3,085,000	3,354,938
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	7,244,000	7,298,330
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	2,530,000	2,779,534
Newell Brands, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18	1,170,000	1,175,305
5.00% Sr. Unsec. Nts., 11/15/23	1,900,000	2,036,870
5.50% Sr. Unsec. Nts., 4/1/46	856,000	974,840
PulteGroup, Inc.:
5.00% Sr. Unsec. Nts., 1/15/27	2,095,000	2,102,856
5.50% Sr. Unsec. Nts., 3/1/26	2,195,000	2,280,056
6.00% Sr. Unsec. Nts., 2/15/35	245,000	241,325
Standard Industries, Inc., 5.50% Sr. Unsec. Nts., 2/15/23[1]	735,000	753,375
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]	3,050,000	3,217,750
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	4,197,000	4,262,599
4.875% Sr. Unsec. Nts., 11/15/25	410,000	414,100
Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17	840,000	840,297
William Lyon Homes, Inc., 5.875% Sr. Unsec. Nts., 1/31/25[1]	2,891,000	2,927,138
		53,821,707
Internet & Catalog Retail—0.1%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	771,000	874,956
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	2,105,000	2,044,418
		2,919,374
Leisure Equipment & Products—0.1%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	1,942,000	1,939,132
Proven Honour Capital Ltd., 4.125% Sr. Unsec. Nts., 5/6/26	2,595,000	2,609,789
		4,548,921
Media—3.1%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46[1]	1,081,000	1,087,476
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]	3,800,000	3,991,862
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	3,740,000	4,020,500
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	2,185,000	2,245,087
5.875% Sr. Sub. Nts., 11/15/26[1]	2,175,000	2,204,906
6.125% Sr. Sub. Nts., 5/15/27[1]	1,440,000	1,455,300

29      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	$3,538,000	$3,847,575
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	725,000	770,312
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% Sr. Unsec. Nts., 5/1/27[1,5]	2,881,000	2,908,009
5.75% Sr. Unsec. Nts., 2/15/26[1]	3,250,000	3,420,625
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
6.375% Sr. Unsec. Nts., 9/15/20[1]	7,340,000	7,569,375
Charter Communications Operating LLC/Charter Communications Operating Capital:
5.375% Sr. Sec. Nts., 5/1/47[1,5]	677,000	684,407
6.484% Sr. Sec. Nts., 10/23/45	1,753,000	2,029,511
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	1,460,000	1,482,630
Clear Channel Worldwide Holdings, Inc.:
Series B, 6.50% Sr. Unsec. Nts., 11/15/22	7,040,000	7,343,565
Series B, 7.625% Sr. Sub. Nts., 3/15/20	4,865,000	4,925,812
Comcast Corp., 2.35% Sr. Unsec. Nts., 1/15/27	796,000	729,961
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	3,305,000	3,300,869
5.50% Sr. Unsec. Nts., 4/15/27[1]	2,180,000	2,220,875
10.875% Sr. Unsec. Nts., 10/15/25[1]	2,465,000	2,970,325
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	8,445,000	8,898,919
7.75% Sr. Unsec. Nts., 7/1/26	715,000	832,975
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	2,170,000	2,148,300
5.875% Sr. Unsec. Nts., 7/15/26[1]	6,705,000	6,839,100
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	4,005,000	3,419,269
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	842,000	869,944
Lions Gate Entertainment Corp., 5.875% Sr. Unsec. Nts., 11/1/24[1]	5,665,000	5,905,763
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	1,465,000	1,404,569
Nexstar Broadcasting, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[1]	3,515,000	3,576,513
6.125% Sr. Unsec. Nts., 2/15/22[1]	2,385,000	2,492,325
SFR Group SA, 6% Sr. Sec. Nts., 5/15/22[1]	7,535,000	7,836,400
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	4,590,000	4,658,850
Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[1]	2,910,000	2,982,750
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]	1,253,000	1,267,550
6.10% Sr. Unsec. Nts., 2/15/18[1]	936,000	969,802
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	4,955,000	5,091,262
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	1,880,000	1,880,761
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	1,379,000	1,256,996
Time Warner, Inc., 3.875% Sr. Unsec. Nts., 1/15/26	600,000	602,382
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	2,750,000	2,880,625
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	735,000	735,000
5.125% Sr. Sec. Nts., 2/15/25[1]	5,925,000	5,850,938

30      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Media (Continued)
Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	$550,000	$529,367
3.45% Sr. Unsec. Nts., 10/4/26	665,000	632,367
4.375% Sr. Unsec. Nts., 3/15/43	1,647,000	1,432,401
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]	1,694,000	1,710,940
5.50% Sr. Sec. Nts., 8/15/26[1]	2,095,000	2,131,663
Ziggo Secured Finance BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	7,260,000	7,277,424
		145,324,137
Multiline Retail—0.1%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	5,981,000	6,399,670
Specialty Retail—0.7%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	515,000	510,088
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	1,610,000	1,737,082
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23	3,795,000	3,937,312
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	3,600,000	3,676,500
6.75% Sr. Unsec. Nts., 3/15/21[1]	3,860,000	3,956,500
Guitar Center, Inc., 6.50% Sr. Sec. Nts., 4/15/19[1]	1,735,000	1,466,075
L Brands, Inc.:
5.625% Sr. Unsec. Nts., 2/15/22	946,000	996,848
6.875% Sr. Unsec. Nts., 11/1/35	4,590,000	4,452,300
Lowe’s Cos., Inc., 3.70% Sr. Unsec. Nts., 4/15/46	1,211,000	1,126,849
PetSmart, Inc., 7.125% Sr. Unsec. Nts., 3/15/23[1]	3,790,000	3,609,975
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	1,660,000	1,663,552
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	1,320,000	1,324,950
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	1,421,000	1,377,515
Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27[1]	1,800,000	1,804,500
		31,640,046
Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	1,250,000	1,239,062
4.875% Sr. Unsec. Nts., 5/15/26[1]	3,348,000	3,306,150
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	1,110,000	1,143,522
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	1,182,000	1,199,730
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	6,995,000	7,222,338
		14,110,802
Consumer Staples—2.9%
Beverages—0.3%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	2,878,000	2,883,244
3.65% Sr. Unsec. Nts., 2/1/26	1,366,000	1,383,691
4.90% Sr. Unsec. Nts., 2/1/46	1,015,000	1,100,261

31      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Beverages (Continued)
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	$1,198,000	$1,825,947
Beam Suntory, Inc., 1.875% Sr. Unsec. Nts., 5/15/17	922,000	922,621
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	1,018,000	1,005,293
2.10% Sr. Unsec. Nts., 7/15/21	2,432,000	2,379,498
4.20% Sr. Unsec. Nts., 7/15/46	691,000	649,512
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	2,089,000	2,209,115
		14,359,182
Food & Staples Retailing—0.9%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./ Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24[1]	2,190,000	2,244,750
CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26	2,678,000	2,558,762
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	1,840,000	1,490,400
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	4,205,000	4,257,562
Koninklijke Ahold Delhaize NV, 6.50% Sr. Unsec. Nts., 6/15/17	1,626,000	1,640,358
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	114,000	114,259
6.40% Sr. Unsec. Nts., 8/15/17	1,673,000	1,702,801
6.80% Sr. Unsec. Nts., 12/15/18	812,000	878,653
6.90% Sr. Unsec. Nts., 4/15/38	614,000	802,494
New Albertsons, Inc., 7.45% Sr. Unsec. Nts., 8/1/29	2,195,000	2,090,737
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	5,295,000	5,638,889
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	1,460,000	1,496,500
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	6,150,000	6,119,250
Simmons Foods, Inc., 7.875% Sec. Nts., 10/1/21[1]	2,575,000	2,710,188
SUPERVALU, Inc.:
6.75% Sr. Unsec. Nts., 6/1/21	2,195,000	2,195,000
7.75% Sr. Unsec. Nts., 11/15/22	1,620,000	1,597,725
US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[1]	365,000	380,513
Walgreens Boots Alliance, Inc.:
1.75% Sr. Unsec. Nts., 5/30/18	1,959,000	1,961,850
3.10% Sr. Unsec. Nts., 6/1/23	2,945,000	2,944,614
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	1,444,000	1,511,478
		44,336,783
Food Products—1.0%
B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	720,000	727,650
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	1,860,000	1,866,346
3.25% Sr. Unsec. Nts., 8/15/26	1,712,000	1,657,776
8.50% Sr. Unsec. Nts., 6/15/19	1,200,000	1,361,779
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	5,955,000	6,222,975
Dole Food Co., Inc., 7.25% Sr. Sec. Nts., 6/15/25[1,5]	2,160,000	2,165,400
ESAL GmbH, 6.25% Sr. Unsec. Nts., 2/5/23[1]	1,525,000	1,532,625
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	1,905,000	1,906,124
JBS USA LUX SA/JBS USA Finance, Inc., 5.75% Sr. Unsec. Nts., 6/15/25[1]	3,775,000	3,831,625

32      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Food Products (Continued)
JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	$1,494,000	$1,495,933
Kernel Holding SA, 8.75% Sr. Unsec. Nts., 1/31/22[1]	1,880,000	1,951,478
Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	2,530,000	2,565,754
4.375% Sr. Unsec. Nts., 6/1/46	1,675,000	1,571,488
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	1,432,000	1,464,220
Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[1]	2,771,000	2,730,632
Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]	2,735,000	2,769,188
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[1]	2,628,000	2,629,445
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[1]	4,255,000	4,478,388
WhiteWave Foods Co. (The), 5.375% Sr. Unsec. Nts., 10/1/22	2,030,000	2,212,700
		45,141,526
Household Products—0.1%
Kronos Acquisition Holdings, Inc., 9% Sr. Unsec. Nts., 8/15/23[1]	1,800,000	1,836,000
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	1,115,000	1,184,687
		3,020,687
Personal Products—0.4%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	8,670,000	9,190,200
Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	255,000	266,475
Revlon Consumer Products Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	6,320,000	6,343,700
6.25% Sr. Unsec. Nts., 8/1/24	1,455,000	1,455,000
		17,255,375
Tobacco—0.2%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	1,700,000	1,579,353
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	2,769,000	2,771,617
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	881,000	1,039,221
Vector Group Ltd., 6.125% Sr. Sec. Nts., 2/1/25[1]	6,505,000	6,659,494
		12,049,685
Energy—8.3%
Energy Equipment & Services—1.3%
Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	1,960,000	1,710,100
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25[1,5]	720,000	733,950
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	766,000	807,627
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	743,000	773,617
McDermott International, Inc., 8% Sec. Nts., 5/1/21[1]	5,190,000	5,319,750
Noble Holding International Ltd., 7.75% Sr. Unsec. Nts., 1/15/24	2,175,000	2,098,875
Parker Drilling Co., 6.75% Sr. Unsec. Nts., 7/15/22	4,500,000	4,027,500

33      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Energy Equipment & Services (Continued)

Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[1]	$2,960,000	$3,046,047
6.45% Sr. Unsec. Nts., 5/30/44[1]	8,030,000	9,085,407

Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	4,200,000	3,843,000
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	5,080,000	5,143,500
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	2,332,000	2,336,356
4.00% Sr. Unsec. Nts., 12/21/25[1]	1,524,000	1,589,832
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	1,908,000	1,908,080
Transocean, Inc., 9% Sr. Unsec. Nts., 7/15/23[1]	5,875,000	6,300,937
Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[1]	1,085,000	1,086,356
Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	5,535,000	5,479,650
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24[1]	3,571,000	4,151,288

		59,441,872
Oil, Gas & Consumable Fuels—7.0%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24[1]	2,905,000	3,035,725
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	496,000	469,530
6.20% Sr. Unsec. Nts., 3/15/40	504,000	570,824
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	936,000	940,513
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6% Sr. Unsec. Nts., 2/15/25[1]	7,160,000	7,236,075
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	4,725,000	4,181,625
Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25	5,730,000	5,813,171
Bill Barrett Corp.:
7.00% Sr. Unsec. Nts., 10/15/22	3,755,000	3,567,250
7.625% Sr. Unsec. Nts., 10/1/19	5,725,000	5,667,750
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[1]	1,680,000	1,709,400
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,386,000	1,461,755
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	2,832,000	2,818,658
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	663,000	650,557
Bukit Makmur Mandiri Utama PT, 7.75% Sr. Unsec. Nts., 2/13/22[1]	1,275,000	1,322,679
California Resources Corp., 8% Sec. Nts., 12/15/22[1]	4,683,000	3,834,206
Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50% Sr. Unsec. Nts., 4/15/21	5,310,000	4,520,137
Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	7,245,000	7,299,337
Cheniere Corpus Christi Holdings LLC, 7% Sr. Sec. Nts., 6/30/24[1]	6,065,000	6,709,406
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	1,435,000	1,399,125
8.00% Sec. Nts., 12/15/22[1]	4,968,000	5,222,610
8.00% Sr. Unsec. Nts., 1/15/25[1]	2,175,000	2,183,156

34      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	$2,853,000	$2,844,247
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	195,000	198,412
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12% Sec. Nts., 11/1/21	4,135,000	4,476,137
CNOOC Finance 2011 Ltd., 4.25% Sr. Unsec. Nts., 1/26/21[1]	1,915,000	2,007,908
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	1,654,000	1,654,397
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	1,322,000	1,387,227
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	322,000	358,000
5.95% Sr. Unsec. Nts., 3/15/46	684,000	851,726
CONSOL Energy, Inc.:
5.875% Sr. Unsec. Nts., 4/15/22	7,850,000	7,800,937
8.00% Sr. Unsec. Nts., 4/1/23	3,770,000	3,982,063
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	1,535,000	1,556,106
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	3,980,000	4,029,750
Denbury Resources, Inc.:
5.50% Sr. Sub. Nts., 5/1/22	1,822,000	1,430,270
6.375% Sr. Sub. Nts., 8/15/21	4,384,000	3,616,800
9.00% Sec. Nts., 5/15/21[1]	2,975,000	3,153,500
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	865,000	835,924
Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	10,000	10,675
7.50% Sr. Sec. Nts., 10/15/20	5,720,000	6,406,400
Energy Transfer Partners LP, 5.30% Sr. Unsec. Nts., 4/15/47	723,000	696,561
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	681,000	703,925
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	532,000	537,773
4.90% Sr. Unsec. Nts., 5/15/46	505,000	517,750
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Unsec. Nts., 9/1/22	1,785,000	1,503,863
8.00% Sr. Sec. Nts., 11/29/24[1]	3,625,000	3,824,375
8.00% Sec. Nts., 2/15/25[1]	2,890,000	2,702,150
9.375% Sr. Unsec. Nts., 5/1/20	1,810,000	1,714,975
EQT Midstream Partners LP, 4.125% Sr. Unsec. Nts., 12/1/26	968,000	960,426
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50% Sec. Nts., 4/1/23[1]	3,600,000	3,370,500
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[1]	7,735,000	8,035,319
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	1,525,000	1,551,688
6.00% Sr. Unsec. Nts., 5/15/23	2,345,000	2,368,450
Gulfport Energy Corp., 6% Sr. Unsec. Nts., 10/15/24[1]	5,085,000	4,957,875
Halcon Resources Corp.:
6.75% Sr. Unsec. Nts., 2/15/25[1]	2,880,000	2,842,560
12.00% Sec. Nts., 2/15/22[1]	844,000	989,590
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23	4,010,000	4,496,581

35      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22		$5,412,000	$4,627,260
KazMunayGas National Co. JSC: 4.40% Sr. Unsec. Nts., 4/30/23[1]		795,000	802,700
6.375% Sr. Unsec. Nts., 4/9/21[1]		5,205,000	5,729,638
7.00% Sr. Unsec. Nts., 5/5/20[1]		5,425,000	5,995,374
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45		2,175,000	2,237,829
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[1]		2,910,000	3,034,024
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]		1,435,000	1,440,381
7.00% Sr. Unsec. Nts., 3/31/24[1]		3,925,000	3,532,500
Murphy Oil Corp.:
4.70% Sr. Unsec. Nts., 12/1/22		2,250,000	2,188,125
6.875% Sr. Unsec. Nts., 8/15/24		2,120,000	2,252,500
Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[1]		6,540,000	5,084,850
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24		1,485,000	1,572,244
NGL Energy Partners LP/NGL Energy Finance Corp.: 6.125% Sr. Unsec. Nts., 3/1/25[1]		3,595,000	3,505,125
6.875% Sr. Unsec. Nts., 10/15/21		1,770,000	1,814,250
7.50% Sr. Unsec. Nts., 11/1/23[1]		2,540,000	2,635,250
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44		711,000	727,792
Novatek OAO via Novatek Finance DAC, 4.422% Sr. Unsec. Nts., 12/13/22[1]		2,085,000	2,125,378
Oasis Petroleum, Inc.:
6.875% Sr. Unsec. Nts., 3/15/22		3,195,000	3,282,863
6.875% Sr. Unsec. Nts., 1/15/23		4,440,000	4,539,900
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25		1,228,000	1,301,873
ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23		4,070,000	4,762,551
PBF Holding Co. LLC/PBF Finance Corp., 7% Sr. Sec. Nts., 11/15/23		7,835,000	7,893,763
Peabody Energy Corp.:
6.00% Sr. Unsec. Nts., 11/15/18		3,195,000	1,405,800
10.00% Sec. Nts., 3/15/22[1]		5,950,000	4,343,500
Peabody Securities Finance Corp.:
6.00% Sr. Sec. Nts., 3/31/22[1]		1,445,000	1,443,194
6.375% Sr. Sec. Nts., 3/31/25[1]		1,440,000	1,431,000
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		4,960,000	4,712,000
6.125% Sr. Unsec. Nts., 1/17/22		1,395,000	1,466,145
7.375% Sr. Unsec. Nts., 1/17/27		3,017,000	3,197,115
8.375% Sr. Unsec. Nts., 5/23/21		10,675,000	12,102,781
8.75% Sr. Unsec. Nts., 5/23/26		5,235,000	6,072,600
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24[10]	EUR	620,000	674,265
3.75% Sr. Unsec. Nts., 4/16/26	EUR	2,990,000	3,155,816
4.625% Sr. Unsec. Nts., 9/21/23		7,405,000	7,466,091
5.375% Sr. Unsec. Nts., 3/13/22[1]		1,460,000	1,536,212
6.375% Sr. Unsec. Nts., 2/4/21		2,450,000	2,663,714

36      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Petroleos Mexicanos: (Continued)
6.875% Sr. Unsec. Nts., 8/4/26	$3,155,000	$3,509,938
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	2,385,000	2,326,262
Proven Glory Capital Ltd., 4% Sr. Unsec. Nts., 2/21/27[10]	870,000	862,829
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]	5,040,000	4,980,150
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20	3,800,000	3,847,500
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625% Sr. Unsec. Nts., 11/15/23	1,610,000	1,585,850
Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28[1]	1,293,000	1,274,413
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	3,360,000	3,133,200
7.75% Sr. Unsec. Nts., 6/15/21	1,245,000	1,235,663
Shell International Finance BV, 4% Sr. Unsec. Nts., 5/10/46	1,050,000	1,011,944
Southwestern Energy Co., 5.80% Sr. Unsec. Nts., 1/23/20	2,315,000	2,348,278
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25	1,440,000	1,440,000
Sunoco LP/Sunoco Finance Corp., 6.375% Sr. Unsec. Nts., 4/1/23	2,145,000	2,187,900
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50% Sr. Unsec. Nts., 9/15/24[1]	1,455,000	1,469,550
Tesoro Corp., 5.125% Sr. Unsec. Nts., 12/15/26[1]	2,592,000	2,731,968
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.25% Sr. Unsec. Nts., 1/15/25	1,884,000	1,973,490
TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17	2,825,000	2,825,418
Ultrapar International SA, 5.25% Sr. Unsec. Nts., 10/6/26[1]	1,430,000	1,430,000
WildHorse Resource Development Corp., 6.875% Sr. Unsec. Nts., 2/1/25[1]	3,610,000	3,456,575
WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24	1,745,000	1,697,013
8.25% Sr. Unsec. Nts., 8/1/23	3,260,000	3,643,050

		330,715,723
Financials—7.7%
Capital Markets—1.9%
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	6,205,000	5,499,181
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	2,260,000	2,268,100
Bank of New York Mellon Corp. (The), 3% Sub. Nts., 10/30/28	1,150,000	1,095,651
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	2,590,000	2,611,391
Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]	6,075,000	6,310,406
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	1,524,000	1,548,401
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	1,075,000	1,113,013
Diamond Resorts International, Inc.: 7.75% Sr. Sec. Nts., 9/1/23[1]	3,800,000	3,990,000
10.75% Sr. Unsec. Nts., 9/1/24[1]	2,280,000	2,382,600

37      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]	$9,435,000	$9,290,418
E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[2,11]	5,423,000	5,600,603
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21[1]	3,560,000	3,786,950
Equate Petrochemical BV, 4.25% Sr. Unsec. Nts., 11/3/26[1]	2,900,000	2,907,308
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]	4,335,000	4,432,537
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	1,601,000	1,570,533
3.75% Sr. Unsec. Nts., 2/25/26	1,601,000	1,614,067
3.85% Sr. Unsec. Nts., 1/26/27	3,151,000	3,171,277
KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]	3,695,000	3,805,850
Macquarie Bank Ltd. (London), 6.125% Jr. Sub. Perpetual Bonds[1,2,11]	2,501,000	2,519,758
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	2,141,000	2,135,926
5.00% Sub. Nts., 11/24/25	2,404,000	2,585,675
MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[1]	1,460,000	1,573,333
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	2,579,000	2,611,238
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]	1,460,000	1,604,175
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	1,584,000	1,562,351
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]	1,090,000	1,111,800
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	2,748,000	2,770,462
Springleaf Finance Corp., 8.25% Sr. Unsec. Nts., 12/15/20	1,465,000	1,604,175
UBS Group AG, 7.125% Jr. Sub. Perpetual Bonds[2,11]	2,510,000	2,642,977
UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[1]	1,731,000	1,762,788
UBS Group Funding Switzerland AG, 4.253% Sr. Unsec. Nts., 3/23/28[1]	1,044,000	1,058,963

		88,541,907
Commercial Banks—2.6%
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[9]	1,186,225	—
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% Jr. Sub. Perpetual Bonds[1,2,11]	305,000	335,814
Banco Bilbao Vizcaya Argentaria SA, 9% Jr. Sub. Perpetual Bonds[2,11]	2,660,000	2,795,620
Banco Macro SA, 6.75% Sub. Nts., 11/4/26[1,2]	765,000	769,743
Banco Santander SA, 6.375% Jr. Sub. Perpetual Bonds[2,11]	1,750,000	1,739,614
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	2,304,000	2,197,790
3.824% Sr. Unsec. Nts., 1/20/28[2]	1,593,000	1,599,479
7.75% Jr. Sub. Nts., 5/14/38	1,865,000	2,569,026
8.00% Jr. Sub. Perpetual Bonds, Series K2,11	2,807,000	2,894,719
Bank of China Ltd., 5% Sub. Nts., 11/13/24[1]	1,625,000	1,729,562

38      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial Banks (Continued)
BankAmerica Capital III, 1.593% Jr. Sub. Nts., 1/15/27[2]	$1,245,000	$1,122,056
BB&T Corp., 2.05% Sr. Unsec. Nts., 5/10/21	2,935,000	2,891,183
BNP Paribas SA, 6.75% Jr. Sub. Perpetual Bonds[1,2,11]	2,585,000	2,620,544
China Construction Bank Corp., 3.875% Sub. Nts., 5/13/25[2]	2,995,000	3,047,556
Citigroup, Inc., 4.75% Sub. Nts., 5/18/46	1,221,000	1,209,265
Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21	2,279,000	2,268,038
Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sec. Nts., 5/15/20[1]	4,275,000	4,595,625
Credit Agricole SA, 7.875% Jr. Sub. Perpetual Bonds[1,2,11]	2,640,000	2,691,810
Credit Agricole SA (London), 4.125% Sr. Unsec. Nts., 1/10/27[1]	2,749,000	2,732,250
Credit Bank of Moscow Via CBOM Finance plc, 7.50% Sub. Nts., 10/5/27[1,2,5]	1,910,000	1,942,321
Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[1]	1,561,000	1,574,909
Fifth Third Bancorp, 5.10% Jr. Sub. Perpetual Bonds[2,11]	695,000	689,788
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	1,456,000	1,470,219
First Republic Bank, 4.375% Sub. Nts., 8/1/46	1,179,000	1,138,643
Glencore Funding LLC, 4% Sr. Unsec. Nts., 4/16/25[1]	1,509,000	1,504,269
Global Bank Corp., 4.50% Sr. Unsec. Nts., 10/20/21[1]	1,735,000	1,722,855
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]	2,570,000	2,576,425
HSBC Holdings plc, 4.041% Sr. Unsec. Nts., 3/13/28[2]	1,220,000	1,234,573
Huntington Bancshares, Inc.:
3.15% Sr. Unsec. Nts., 3/14/21	1,568,000	1,596,414
4.35% Sub. Nts., 2/4/23	1,991,000	2,075,946
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]	3,105,000	3,108,881
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[1]	2,092,000	2,102,987
ING Groep NV, 3.95% Sr. Unsec. Nts., 3/29/27	1,112,000	1,112,807
JPMorgan Chase & Co.:
3.782% Sr. Unsec. Nts., 2/1/28[2]	4,570,000	4,617,948
4.26% Sr. Unsec. Nts., 2/22/48[2]	1,056,000	1,056,827
7.90% Jr. Sub. Perpetual Bonds, Series 1[2,11]	3,065,000	3,179,938
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]	3,770,000	3,873,675
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	2,444,000	2,381,123
Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[2]	1,305,000	1,354,471
Lloyds Banking Group plc:
3.75% Sr. Unsec. Nts., 1/11/27	2,966,000	2,921,377
6.413% Jr. Sub. Perpetual Bonds[1,2,11]	1,702,000	1,842,415
7.50% Jr. Sub. Perpetual Bonds[2,11]	2,565,000	2,719,157
PNC Bank NA:
2.55% Sr. Unsec. Nts., 12/9/21	1,141,000	1,139,157
2.625% Sr. Unsec. Nts., 2/17/22	539,000	539,640
Pontis IV Ltd., 5.125% Sr. Sec. Nts., 3/31/27[1]	1,010,000	1,012,895
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	1,472,000	1,476,946
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds[2,11]	3,983,000	3,734,063

39      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,2]	$3,240,000	$3,342,967
Skandinaviska Enskilda Banken AB, 2.80% Sr. Unsec. Nts., 3/11/22	2,620,000	2,628,106
Standard Chartered plc, 2.549% Jr. Sub. Perpetual Bonds[1,2,11]	3,300,000	2,763,750
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	1,225,000	1,191,629
Swedbank AB:
2.65% Sr. Unsec. Nts., 3/10/21[1]	1,657,000	1,666,142
2.80% Sr. Unsec. Nts., 3/14/22[1]	1,050,000	1,052,415
TC Ziraat Bankasi AS, 4.75% Sr. Unsec. Nts., 4/29/21[1]	720,000	709,261
Turkiye Halk Bankasi AS, 5% Sr. Unsec. Nts., 7/13/21[1]	1,495,000	1,437,428
Turkiye Is Bankasi, 5.375% Sr. Unsec. Nts., 10/6/21[1]	860,000	851,675
Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,2]	1,865,000	1,865,451
US Bancorp, 3.10% Sub. Nts., 4/27/26	1,733,000	1,703,437
Wells Fargo & Co.:
4.75% Sub. Nts., 12/7/46	1,598,000	1,637,443
7.98% Jr. Sub. Perpetual Bonds, Series K2,11	2,659,000	2,772,008
5.90% Jr. Sub. Perpetual Bonds, Series S2,11	2,034,000	2,126,242

		121,258,317
Consumer Finance—0.9%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]	6,085,000	5,263,525
Ally Financial, Inc.:
4.25% Sr. Unsec. Nts., 4/15/21	2,195,000	2,244,388
4.625% Sr. Unsec. Nts., 5/19/22	3,065,000	3,133,962
4.625% Sr. Unsec. Nts., 3/30/25	2,509,000	2,505,864
5.75% Sub. Nts., 11/20/25	3,370,000	3,462,675
American Express Co., 4.90% Jr. Sub. Perpetual Bonds[2,11]	2,142,000	2,142,000
American Express Credit Corp., 2.70% Sr. Unsec. Nts., 3/3/22	4,200,000	4,198,593
Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25	487,000	472,322
3.75% Sr. Unsec. Nts., 3/9/27	2,685,000	2,663,064
Discover Financial Services: 3.75% Sr. Unsec. Nts., 3/4/25	1,818,000	1,786,345
4.10% Sr. Unsec. Nts., 2/9/27	1,056,000	1,058,365
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[1]	1,589,000	1,711,453
Navient Corp.:
6.50% Sr. Unsec. Nts., 6/15/22	1,425,000	1,439,250
6.625% Sr. Unsec. Nts., 7/26/21	1,475,000	1,530,313
7.25% Sr. Unsec. Nts., 1/25/22	6,570,000	6,847,254
Synchrony Financial, 4.50% Sr. Unsec. Nts., 7/23/25	541,000	556,079

		41,015,452
Diversified Financial Services—0.2%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	790,000	792,723
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[1,12] MXN	20,232,960	108,188
Park Aerospace Holdings Ltd., 5.50% Sr. Unsec. Nts., 2/15/24[1]	2,895,000	3,028,894
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	1,300,000	1,307,375

40      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Diversified Financial Services (Continued)
Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[1]		$991,000	$991,277
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]		2,390,000	2,437,800

			8,666,257
Insurance—0.5%
Arch Capital Finance LLC, 4.011% Sr. Unsec. Nts., 12/15/26		1,600,000	1,643,664
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		1,737,000	1,770,031
Manulife Financial Corp., 4.061% Sub. Nts., 2/24/32[2]		1,570,000	1,575,867
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47		1,144,000	1,157,567
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[2,11]		2,721,000	2,813,740
NFP Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		4,441,000	4,710,124
Prudential Financial, Inc.:
5.20% Jr. Sub. Nts., 3/15/44[2]		1,981,000	2,036,468
5.375% Jr. Sub. Nts., 5/15/45[2]		1,827,000	1,916,523
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		2,669,000	2,723,915
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[2,11]		2,150,000	1,811,375

			22,159,274
Real Estate Investment Trusts (REITs)—1.2%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		1,822,000	1,836,248
5.90% Sr. Unsec. Nts., 11/1/21		841,000	941,833
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[9,12]	MXN	17,961,653	—
Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18		1,798,000	1,843,283
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21		2,250,000	2,317,500
DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		2,320,000	2,414,250
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27		2,165,000	2,232,656
5.875% Sr. Unsec. Nts., 1/15/26		3,425,000	3,651,906
FelCor Lodging LP, 6% Sr. Unsec. Nts., 6/1/25		3,065,000	3,218,250
GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		2,390,000	2,545,350
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17		1,006,000	1,009,004
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]		2,915,000	2,922,288
iStar, Inc.:
4.875% Sr. Unsec. Nts., 7/1/18		3,100,000	3,131,000
5.00% Sr. Unsec. Nts., 7/1/19		2,615,000	2,647,688
6.00% Sr. Unsec. Nts., 4/1/22		4,325,000	4,395,281
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26		1,825,000	1,959,594
MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr. Unsec. Nts., 3/1/24		2,195,000	2,370,600
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		5,950,000	6,254,937
Starwood Property Trust, Inc., 5% Sr. Unsec. Nts., 12/15/21[1]		2,175,000	2,262,000

41      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]	$3,460,000	$3,494,600
Uniti Group, Inc./CSL Capital LLC: 7.125% Sr. Unsec. Nts., 12/15/24[1]	2,175,000	2,213,063
8.25% Sr. Unsec. Nts., 10/15/23	3,360,000	3,561,600
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]	1,304,000	1,304,477
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	389,000	390,775

		58,918,183
Real Estate Management & Development—0.3%
Jababeka International BV, 6.50% Sr. Unsec. Nts., 10/5/23[1]	1,950,000	2,015,393
Mattamy Group Corp.:
6.50% Sr. Unsec. Nts., 11/15/20[1]	2,905,000	2,999,412
6.875% Sr. Unsec. Nts., 12/15/23[1]	1,455,000	1,516,838
O1 Properties Finance plc, 8.25% Sr. Unsec. Nts., 9/27/21[1]	420,000	418,790
Realogy Group LLC/Realogy Co.-Issuer Corp.:
4.875% Sr. Unsec. Nts., 6/1/23[1]	3,650,000	3,595,250
5.25% Sr. Unsec. Nts., 12/1/21[1]	2,845,000	2,973,025
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr.
Unsec. Nts., 4/1/25[1]	3,045,000	3,060,225

		16,578,933
Thrifts & Mortgage Finance—0.1%
Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]	6,145,000	6,068,187
Health Care—3.5%
Biotechnology—0.3%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	1,268,000	1,270,335
4.70% Sr. Unsec. Nts., 5/14/45	436,000	436,409
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	699,000	758,353
Celgene Corp.:
2.125% Sr. Unsec. Nts., 8/15/18	2,765,000	2,778,902
3.875% Sr. Unsec. Nts., 8/15/25	1,233,000	1,262,321
5.00% Sr. Unsec. Nts., 8/15/45	299,000	314,076
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	1,156,000	1,181,541
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	2,780,000	2,759,481
3.20% Sr. Unsec. Nts., 9/23/26	2,137,000	2,044,654

		12,806,072
Health Care Equipment & Supplies—0.3%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	2,663,000	2,675,367
4.90% Sr. Unsec. Nts., 11/30/46	1,095,000	1,139,787
Baxter International, Inc., 2.60% Sr. Unsec. Nts., 8/15/26	1,328,000	1,246,770
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	2,184,000	2,221,025
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	1,720,000	1,492,100

42      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	$2,080,000	$2,165,800
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[1]	1,505,000	1,576,488
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	1,217,000	1,310,329

		13,827,666
Health Care Providers & Services—1.8%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	2,305,000	2,398,629
6.50% Sr. Unsec. Nts., 3/1/24	730,000	770,150
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	5,515,000	5,694,237
6.125% Sr. Unsec. Nts., 2/15/24	735,000	791,044
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	4,325,000	4,414,203
6.875% Sr. Unsec. Nts., 2/1/22	10,445,000	8,982,700
7.125% Sr. Unsec. Nts., 7/15/20	995,000	915,400
8.00% Sr. Unsec. Nts., 11/15/19	2,620,000	2,577,425
DaVita, Inc., 5.125% Sr. Unsec. Nts., 7/15/24	3,875,000	3,921,016
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]	1,740,000	1,779,689
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	3,054,000	2,153,070
Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]	2,335,000	2,381,700
5.875% Sr. Unsec. Nts., 1/31/22[1]	1,065,000	1,158,188
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	2,110,000	2,199,675
7.50% Sr. Unsec. Nts., 2/15/22	8,210,000	9,410,713
HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	4,380,000	4,434,750
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	7,280,000	7,007,000
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	1,585,000	1,483,956
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	1,575,000	1,559,930
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	1,046,000	1,083,548
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	3,295,000	3,258,343
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	2,675,000	2,715,125
Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23	4,700,000	4,629,500
7.50% Sec. Nts., 1/1/22[1]	1,450,000	1,569,625
8.125% Sr. Unsec. Nts., 4/1/22	2,880,000	3,016,800
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	2,035,000	2,035,000

		82,341,416
Life Sciences Tools & Services—0.1%
Quintiles IMS, Inc.:
4.875% Sr. Unsec. Nts., 5/15/23[1]	3,465,000	3,529,969
5.00% Sr. Unsec. Nts., 10/15/26[1]	982,000	988,137

43      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Life Sciences Tools & Services (Continued)

Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	$340,000	$357,255
5.30% Sr. Unsec. Nts., 2/1/44	806,000	917,769

		5,793,130

Pharmaceuticals—1.0%

Actavis Funding SCS:
2.35% Sr. Unsec. Nts., 3/12/18	2,318,000	2,328,554
3.80% Sr. Unsec. Nts., 3/15/25	1,680,000	1,694,814
4.75% Sr. Unsec. Nts., 3/15/45	720,000	727,564

Concordia International Corp., 7% Sr. Unsec. Nts., 4/15/23[1]	1,745,000	344,637

Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]	4,610,000	4,002,033

Endo Ltd./Endo Finance LLC/Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]	3,430,000	3,018,400
6.00% Sr. Unsec. Nts., 2/1/25[1]	660,000	565,950

Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	870,000	875,437
5.50% Sr. Unsec. Nts., 4/15/25[1]	3,345,000	3,094,125
5.75% Sr. Unsec. Nts., 8/1/22[1]	2,810,000	2,783,305

Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	1,100,000	1,160,500

Teva Pharmaceutical Finance Netherlands III BV, 1.70% Sr. Unsec. Nts., 7/19/19	2,565,000	2,536,939

Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[1]	2,105,000	1,891,869
5.50% Sr. Unsec. Nts., 3/1/23[1]	6,765,000	5,242,875
5.875% Sr. Unsec. Nts., 5/15/23[1]	3,990,000	3,117,187
6.125% Sr. Unsec. Nts., 4/15/25[1]	5,910,000	4,572,863
6.375% Sr. Unsec. Nts., 10/15/20[1]	1,440,000	1,310,400
6.75% Sr. Unsec. Nts., 8/15/21[1]	3,090,000	2,680,575
7.00% Sr. Sec. Nts., 3/15/24[1]	2,160,000	2,219,400
7.25% Sr. Unsec. Nts., 7/15/22[1]	3,355,000	2,876,913
7.50% Sr. Unsec. Nts., 7/15/21[1]	2,160,000	1,900,800

		48,945,140

Industrials—4.5%

Aerospace & Defense—0.7%

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	1,994,000	2,049,684

Bombardier, Inc., 8.75% Sr. Unsec. Nts., 12/1/21[1]	7,100,000	7,792,250

CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]	1,154,000	1,154,000

Embraer Netherlands Finance BV, 5.40% Sr. Unsec. Nts., 2/1/27	3,005,000	3,103,354

Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	972,000	981,268

L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/26	686,000	696,839

LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19	4,530,000	4,722,525

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	1,480,000	1,606,170

Rockwell Collins, Inc., 4.35% Sr. Unsec. Nts., 4/15/47[5]	938,000	936,279

44      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Aerospace & Defense (Continued)

Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	$645,000	$641,775
4.30% Sr. Unsec. Nts., 3/1/24	894,000	939,722

TransDigm, Inc., 6.375% Sr. Sub. Nts., 6/15/26	3,545,000	3,555,954

Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	5,780,000	5,577,700

United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[2]	506,000	505,969

		34,263,489

Air Freight & Couriers—0.3%

CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	4,360,000	3,913,100

FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	498,000	486,640

SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875%
Sr. Sec. Nts., 8/1/20[1]	9,365,000	8,264,612

XPO Logistics, Inc., 6.125% Sr. Unsec. Nts., 9/1/23[1]	1,110,000	1,158,563

		13,822,915

Airlines—0.1%

American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[1]	2,450,000	2,489,812
5.50% Sr. Unsec. Nts., 10/1/19[1]	2,625,000	2,726,719

		5,216,531

Building Products—0.1%

Johnson Controls International plc, 4.50% Sr. Unsec. Nts.,
2/15/47	652,000	665,493

Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	1,914,000	1,857,016

Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	4,035,000	4,108,114

		6,630,623

Commercial Services & Supplies—0.8%

ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	1,400,000	1,410,500

Advanced Disposal Services, Inc., 5.625% Sr. Unsec. Nts.,
11/15/24[1]	365,000	369,562

APX Group, Inc., 8.75% Sr. Unsec. Nts., 12/1/20	3,125,000	3,250,000

ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[1,13]	2,210,000	2,281,825

Cenveo Corp., 6% Sr. Sec. Nts., 8/1/19[1]	1,195,000	991,850

Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	3,660,000	3,737,775

Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	4,495,000	4,573,663
5.875% Sr. Unsec. Nts., 7/1/25	1,430,000	1,436,256

Monitronics International, Inc., 9.125% Sr. Unsec. Nts.,
4/1/20	4,165,000	4,047,880

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	2,126,000	2,102,100

Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	2,331,000	2,382,434

RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	3,540,000	3,823,200

Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	643,000	647,189

West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	4,065,000	4,009,106

		35,063,340

45      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Construction & Engineering—0.2%

Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[1]	$1,105,000	$1,232,075

Globe Luxembourg SCA, 9.625% Sr. Sec. Nts., 5/1/18[1]	4,690,000	4,944,432

Sinopec Group Overseas Development 2016 Ltd., 2% Sr.
Unsec. Nts., 9/29/21[1]	3,465,000	3,330,891

		9,507,398

Electrical Equipment—0.1%

Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]	2,727,000	2,742,326
5.625% Sr. Unsec. Nts., 11/1/24[1]	3,550,000	3,714,187

		6,456,513

Industrial Conglomerates—0.2%

Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	1,485,000	1,603,800

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%
Sr. Unsec. Nts., 2/1/22	3,930,000	4,008,600

Roper Technologies, Inc.:
3.80% Sr. Unsec. Nts., 12/15/26	500,000	503,131
3.85% Sr. Unsec. Nts., 12/15/25	918,000	933,083

		7,048,614

Machinery—0.8%

Allison Transmission, Inc., 5% Sr. Unsec. Nts., 10/1/24[1]	1,455,000	1,473,187

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[1]	5,155,000	5,206,550

BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%
Sec. Nts., 3/15/24[1]	3,610,000	3,704,763

EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	3,015,000	3,135,600

Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19[1]	2,880,000	2,863,057

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75%
Sr. Unsec. Nts., 2/1/24[1]	3,570,000	3,690,488

Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	4,740,000	4,882,200

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	4,545,000	4,567,680

Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	1,954,000	1,975,009

Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]	725,000	736,781

Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26[1]	1,102,000	1,073,683

Xerium Technologies, Inc., 9.50% Sr. Sec. Nts., 8/15/21	2,980,000	3,035,875

		36,344,873

Professional Services—0.2%

Equifax, Inc., 6.30% Sr. Unsec. Nts., 7/1/17	2,368,000	2,394,315

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	8,145,000	8,460,619

		10,854,934

Road & Rail—0.3%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%
Sr. Unsec. Nts., 3/15/25[1]	6,130,000	5,693,238

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	341,000	371,314

ERAC USA Finance LLC, 6.375% Sr. Unsec. Nts., 10/15/17[1]	2,352,000	2,408,083

GFL Environmental, Inc., 9.875% Sr. Unsec. Nts., 2/1/21[1]	1,465,000	1,593,188

46      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Road & Rail (Continued)

Hertz Corp. (The), 5.50% Sr. Unsec. Nts., 10/15/24[1]	$1,820,000	$1,590,225

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	597,000	640,714

Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.40% Sr. Unsec. Nts., 11/15/26[1]	2,206,000	2,124,680
3.75% Sr. Unsec. Nts., 5/11/17[1]	1,073,000	1,075,468

		15,496,910

Trading Companies & Distributors—0.6%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
3.95% Sr. Unsec. Nts., 2/1/22	2,859,000	2,938,998

Air Lease Corp.:
3.00% Sr. Unsec. Nts., 9/15/23	1,170,000	1,144,829
3.625% Sr. Unsec. Nts., 4/1/27	1,121,000	1,091,689

Aircastle Ltd., 5% Sr. Unsec. Nts., 4/1/23	730,000	770,150

American Builders & Contractors Supply Co., Inc., 5.75% Sr.
Unsec. Nts., 12/15/23[1]	1,030,000	1,073,775

Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21	3,905,000	4,031,912
6.75% Sr. Unsec. Nts., 12/15/20	2,590,000	2,722,737

HD Supply, Inc., 5.75% Sr. Unsec. Nts., 4/15/24[1]	1,465,000	1,544,549

Herc Rentals, Inc.:
7.50% Sec. Nts., 6/1/22[1]	1,967,000	2,099,773
7.75% Sec. Nts., 6/1/24[1]	1,313,000	1,404,910

Standard Industries, Inc., 6% Sr. Unsec. Nts., 10/15/25[1]	3,720,000	3,859,500

United Rentals North America, Inc.:
4.625% Sr. Sec. Nts., 7/15/23	3,565,000	3,685,319
5.875% Sr. Unsec. Nts., 9/15/26	3,650,000	3,818,813

		30,186,954

Transportation Infrastructure—0.1%

DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]	2,400,000	2,780,343

Information Technology—2.6%

Communications Equipment—0.3%

CommScope Technologies LLC, 6% Sr. Unsec. Nts., 6/15/25[1]	2,740,000	2,883,850

HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]	1,200,000	1,194,240

Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	5,025,000	5,188,815

Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	2,055,000	2,078,119

Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	1,605,000	1,649,137

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	1,537,000	1,572,543

		14,566,704

Electronic Equipment, Instruments, & Components—0.1%

CDW LLC/CDW Finance Corp.:
5.00% Sr. Unsec. Nts., 9/1/23	2,105,000	2,133,944
5.50% Sr. Unsec. Nts., 12/1/24	417,000	438,892

Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	2,030,000	2,052,874

		4,625,710

47      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Internet Software & Services—0.1%

Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	$3,990,000	$4,214,238

VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	759,000	790,309

		5,004,547

IT Services—0.9%

Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	1,383,000	1,350,659

Conduent Finance, Inc./Xerox Business Services LLC, 10.50% Sr. Unsec. Nts., 12/15/24[1]	4,950,000	5,717,250

Everett Spinco, Inc.:
2.875% Sr. Unsec. Nts., 3/27/20[1]	1,864,000	1,879,700
4.75% Sr. Unsec. Nts., 4/15/27[1]	1,997,000	2,037,947

Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18	1,895,000	1,921,763

First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	3,840,000	3,921,600
5.75% Sec. Nts., 1/15/24[1]	2,745,000	2,841,761
7.00% Sr. Unsec. Nts., 12/1/23[1]	7,180,000	7,718,500

Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	2,160,000	2,207,250

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]	5,540,000	5,636,950

Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	4,690,000	4,818,975

Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	1,548,000	1,554,813

		41,607,168

Semiconductors & Semiconductor Equipment—0.3%

Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.375% Sr. Unsec. Nts., 1/15/20[1]	2,647,000	2,648,159
3.875% Sr. Unsec. Nts., 1/15/27[1]	1,977,000	1,993,403

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	612,000	686,502

Micron Technology, Inc., 5.25% Sr. Unsec. Nts., 8/1/23[1]	1,675,000	1,725,250

NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	3,735,000	3,963,769

Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	725,000	751,281

		11,768,364

Software—0.7%

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	1,948,000	1,951,510
4.375% Sr. Unsec. Nts., 6/15/25	560,000	577,978

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	3,491,000	3,534,638

Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]	2,847,000	2,920,148
5.875% Sr. Unsec. Nts., 6/15/21[1]	2,085,000	2,192,594
6.02% Sr. Sec. Nts., 6/15/26[1]	1,666,000	1,822,822
7.125% Sr. Unsec. Nts., 6/15/24[1]	2,190,000	2,422,164

Infor Software Parent LLC/Infor Software Parent, Inc., 7.125% Sr. Unsec. Nts., 5/1/21[1,13]	4,335,000	4,454,213

Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	1,775,000	1,735,063

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	1,211,000	1,265,495

Oracle Corp., 2.40% Sr. Unsec. Nts., 9/15/23	1,663,000	1,617,424

48      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Software (Continued)

Symantec Corp., 5% Sr. Unsec. Nts., 4/15/25[1]		$1,385,000	$1,418,877

TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]		2,330,000	2,586,300

Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]		3,270,000	3,458,025

			31,957,251

Technology Hardware, Storage & Peripherals—0.2%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45		1,362,000	1,398,368

Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]		1,085,000	1,114,838

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17		2,070,000	2,076,318
6.35% Sr. Unsec. Nts., 10/15/45		1,170,000	1,211,317

NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23		1,535,000	1,619,425

Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24		2,540,000	2,997,200

			10,417,466

Materials—4.3%

Chemicals—1.3%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25		1,068,000	1,055,736
4.125% Sr. Unsec. Nts., 3/15/35		388,000	372,861

CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[1]		1,249,000	1,271,732

Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23		2,380,000	2,534,700

Eastman Chemical Co., 4.65% Sr. Unsec. Nts., 10/15/44		603,000	609,034

Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19		2,387,000	2,403,998

Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20		7,165,000	6,609,712
10.375% Sr. Sec. Nts., 2/1/22[1]		4,340,000	4,340,000
13.75% Sec. Nts., 2/1/22[1]		1,800,000	1,732,500

Kallpa Generacion SA, 4.875% Sr. Unsec. Nts., 5/24/26[1]		1,065,000	1,099,612

Koppers, Inc., 6% Sr. Unsec. Nts., 2/15/25[1]		1,445,000	1,490,156

Kraton Polymers LLC/Kraton Polymers Capital Corp.:
7.00% Sr. Unsec. Nts., 4/15/25[1]		720,000	729,900
10.50% Sr. Unsec. Nts., 4/15/23[1]		3,475,000	4,004,938

NOVA Chemicals Corp., 5.25% Sr. Unsec. Nts., 8/1/23[1]		1,465,000	1,503,456

ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	3,340,000	3,788,525
4.625% Sr. Unsec. Nts., 7/15/24		3,725,000	3,924,939

Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts.,
2/1/22[1]		3,950,000	4,117,875

PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23		2,696,000	2,729,700

RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22		2,047,000	2,075,390
3.75% Sr. Unsec. Nts., 3/15/27		649,000	650,047

Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[1]		4,130,000	3,975,125

Tronox Finance LLC:
6.375% Sr. Unsec. Nts., 8/15/20		5,625,000	5,674,219
7.50% Sr. Unsec. Nts., 3/15/22[1]		1,780,000	1,842,300

Valspar Corp. (The), 3.95% Sr. Unsec. Nts., 1/15/26		1,287,000	1,306,188

49      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Chemicals (Continued)

Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]	$1,720,000	$1,696,770

		61,539,413

Construction Materials—0.3%

Cemex SAB de CV, 5.70% Sr. Sec. Nts., 1/11/25[1]	2,145,000	2,225,437

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]	932,000	1,024,328

Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[1,2]	2,020,000	2,064,440

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]	1,237,000	1,283,387

LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]	669,000	647,976

St. Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[1]	1,445,000	1,445,434

US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24	2,190,000	2,277,600

Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27	1,719,000	1,732,826

		12,701,428

Containers & Packaging—0.8%

Ball Corp.:
5.00% Sr. Unsec. Nts., 3/15/22	3,675,000	3,890,906
5.25% Sr. Unsec. Nts., 7/1/25	118,000	125,375

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]	5,265,000	5,212,350

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	2,880,000	2,952,000

Graphic Packaging International, Inc., 4.125% Sr. Unsec. Nts., 8/15/24	2,165,000	2,151,469

International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	1,220,000	1,142,667
4.80% Sr. Unsec. Nts., 6/15/44	1,011,000	1,010,195

Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]	2,505,000	2,525,791

Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]	3,555,000	3,670,537

Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	1,991,000	2,130,221

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	2,185,000	2,247,819
7.00% Sr. Unsec. Nts., 7/15/24[1]	4,065,000	4,359,713

Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	3,450,000	3,607,389
5.125% Sr. Unsec. Nts., 12/1/24[1]	1,915,000	1,998,781

Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25[1]	2,105,000	2,118,156

		39,143,369

Metals & Mining—1.6%

ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24	3,185,000	3,300,456

AK Steel Corp., 7% Sr. Unsec. Nts., 3/15/27	5,760,000	5,752,800

Alcoa Nederland Holding BV:
6.75% Sr. Unsec. Nts., 9/30/24[1]	710,000	765,025
7.00% Sr. Unsec. Nts., 9/30/26[1]	690,000	753,825

50      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Metals & Mining (Continued)

Aleris International, Inc.:
7.875% Sr. Unsec. Nts., 11/1/20	$4,010,000	$3,979,925
9.50% Sr. Sec. Nts., 4/1/21[1]	1,440,000	1,555,200

Constellium NV:
5.75% Sr. Unsec. Nts., 5/15/24[1]	3,730,000	3,468,900
6.625% Sr. Unsec. Nts., 3/1/25[1]	1,445,000	1,398,037
8.00% Sr. Unsec. Nts., 1/15/23[1]	660,000	679,800

Evraz Group SA, 5.375% Sr. Unsec. Nts., 3/20/23[1]	1,860,000	1,866,975

First Quantum Minerals Ltd.:
7.25% Sr. Unsec. Nts., 5/15/22[1]	6,185,000	6,393,744
7.25% Sr. Unsec. Nts., 4/1/23[1]	2,160,000	2,187,000

Freeport-McMoRan, Inc.:
2.30% Sr. Unsec. Nts., 11/14/17	6,855,000	6,837,863
5.40% Sr. Unsec. Nts., 11/14/34	2,605,000	2,279,375
6.125% Sr. Unsec. Nts., 6/15/19[1]	1,450,000	1,478,094

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	762,000	808,142

Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	1,455,000	1,585,950

JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19	2,995,000	3,032,078

Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[1]	725,000	766,885

Novelis Corp., 5.875% Sr. Unsec. Nts., 9/30/26[1]	3,640,000	3,721,900

Polyus Gold International Ltd., 5.25% Sr. Unsec. Nts., 2/7/23[1]	3,020,000	3,091,121

Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	1,153,000	1,199,770

Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45	4,020,000	4,208,657

SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.:
7.375% Sr. Unsec. Nts., 2/1/20[1]	2,825,000	2,867,375
7.375% Sr. Unsec. Nts., 2/1/20	1,965,000	1,994,475

Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	3,570,000	3,373,650
6.125% Sr. Unsec. Nts., 10/1/35	1,605,000	1,665,188

Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[1]	2,135,000	2,391,200

		73,403,410

Paper & Forest Products—0.3%

Fibria Overseas Finance Ltd., 5.50% Sr. Unsec. Nts., 1/17/27	2,790,000	2,799,486

Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	2,804,000	2,825,030

Mercer International, Inc.:
6.50% Sr. Unsec. Nts., 2/1/24[1]	1,445,000	1,452,225
7.75% Sr. Unsec. Nts., 12/1/22	1,445,000	1,553,809

Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[1]	3,270,000	3,338,670

Tembec Industries, Inc., 9% Sr. Sec. Nts., 12/15/19[1]	4,190,000	4,315,700

		16,284,920

Telecommunication Services—2.1%

Diversified Telecommunication Services—1.5%

AT&T, Inc.:
3.80% Sr. Unsec. Nts., 3/15/22	2,249,000	2,328,642
4.35% Sr. Unsec. Nts., 6/15/45	2,210,000	1,949,525

British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30	2,132,000	3,205,935

51      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

CenturyLink, Inc.:
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	$2,900,000	$3,095,431
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	3,515,000	3,724,810

Deutsche Telekom International Finance BV, 3.60% Sr. Unsec. Nts., 1/19/27[1]	1,275,000	1,271,884

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]	6,385,000	6,587,085

Frontier Communications Corp.:
8.75% Sr. Unsec. Nts., 4/15/22	1,565,000	1,521,962
10.50% Sr. Unsec. Nts., 9/15/22	8,280,000	8,424,900
11.00% Sr. Unsec. Nts., 9/15/25	4,515,000	4,399,303

Genneia SA, 8.75% Sr. Unsec. Nts., 1/20/22[1]	1,020,000	1,065,900

Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26	3,490,000	3,520,538
5.625% Sr. Unsec. Nts., 2/1/23	3,055,000	3,169,562

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	1,787,000	1,810,617
4.103% Sr. Unsec. Nts., 3/8/27	701,000	706,975
5.213% Sr. Unsec. Nts., 3/8/47	1,171,000	1,193,947
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	846,000	1,049,714

T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	2,165,000	2,212,359
5.125% Sr. Unsec. Nts., 4/15/25	2,165,000	2,246,188
5.375% Sr. Unsec. Nts., 4/15/27	1,080,000	1,115,775
6.00% Sr. Unsec. Nts., 4/15/24	2,925,000	3,126,094

Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	1,942,000	1,860,867
4.125% Sr. Unsec. Nts., 8/15/46	1,129,000	977,773
4.522% Sr. Unsec. Nts., 9/15/48	1,417,000	1,294,925

Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23	3,310,000	2,954,175
7.75% Sr. Unsec. Nts., 10/1/21	1,495,000	1,480,050

Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]	715,000	755,970
6.00% Sr. Unsec. Nts., 4/1/23	3,920,000	4,160,100

		71,211,006

Wireless Telecommunication Services—0.6%

Bharti Airtel International Netherlands BV, 5.125% Sr. Unsec. Nts., 3/11/23[1]	3,000,000	3,151,578

Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[1]	4,265,000	3,827,838

Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	5,555,000	5,693,875
7.00% Sr. Unsec. Nts., 3/1/20[1]	2,100,000	2,294,250

Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	7,085,000	7,580,950
7.875% Sr. Unsec. Nts., 9/15/23	5,445,000	6,043,950

		28,592,441

52      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Utilities—2.4%

Electric Utilities—0.7%

AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[1]	$995,000	$1,031,226

Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[1]	1,416,000	1,402,518

Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	1,292,000	1,169,276

Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	1,602,000	1,602,197

Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	1,244,000	1,244,178

Enel Americas SA, 4% Sr. Unsec. Nts., 10/25/26	1,160,000	1,150,430

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]	2,157,000	2,200,464

Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	768,000	834,970

Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	623,000	619,560

Great Plains Energy, Inc.:
2.50% Sr. Unsec. Nts., 3/9/20	1,168,000	1,175,017
4.85% Sr. Unsec. Nts., 4/1/47	1,021,000	1,045,662

Greenko Investment Co., 4.875% Sr. Sec. Nts., 8/16/23	1,520,000	1,494,573

Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	602,000	638,277

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	694,000	774,798

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	2,348,000	2,348,716

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	3,755,000	4,061,476

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	1,570,000	1,673,238

Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	2,388,000	2,371,719

TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17	1,940,000	1,992,704

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	1,638,000	1,680,506

		30,511,505

Gas Utilities—0.1%

Ferrellgas LP/Ferrellgas Finance Corp.:
6.50% Sr. Unsec. Nts., 5/1/21	1,966,000	1,877,530
6.75% Sr. Unsec. Nts., 6/15/23	2,500,000	2,362,500

Suburban Propane Partners LP/Suburban Energy Finance
Corp., 5.875% Sr. Unsec. Nts., 3/1/27	1,800,000	1,782,000

		6,022,030

Independent Power and Renewable Electricity Producers—1.4%

AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]	2,470,000	2,656,164

AES Argentina Generacion SA, 7.75% Sr. Unsec. Nts., 2/2/24[1]	1,275,000	1,288,349

AES Corp., 6% Sr. Unsec. Nts., 5/15/26	5,920,000	6,156,800

Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	2,135,000	2,177,700
5.75% Sr. Unsec. Nts., 1/15/25	3,265,000	3,256,446

Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23	1,335,000	1,229,869

53      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Independent Power and Renewable Electricity Producers (Continued)

Dynegy, Inc.: (Continued)
6.75% Sr. Unsec. Nts., 11/1/19	$3,150,000	$3,252,375
7.375% Sr. Unsec. Nts., 11/1/22	4,420,000	4,397,900
8.00% Sr. Unsec. Nts., 1/15/25[1]	3,990,000	3,840,375

Energy Future Intermediate Holding Co. LLC/EFIH Finance,
Inc., 12.25% Sec. Nts., 3/1/22[1,9]	4,185,323	5,168,874

GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	4,665,000	3,090,562

Listrindo Capital BV, 4.95% Sr. Unsec. Nts., 9/14/26[1]	2,325,000	2,278,500

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through
Certificates, Series C, 12/30/28	2,128,833	1,929,255

Neerg Energy Ltd., 6% Sr. Sec. Nts., 2/13/22[1]	2,040,000	2,073,058

NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 3/15/23	2,260,000	2,323,562
6.625% Sr. Unsec. Nts., 1/15/27[1]	3,225,000	3,233,063
7.25% Sr. Unsec. Nts., 5/15/26	7,105,000	7,353,675

Talen Energy Supply LLC:
4.625% Sr. Unsec. Nts., 7/15/19[1]	1,665,000	1,706,625
6.50% Sr. Unsec. Nts., 6/1/25	5,505,000	4,693,013

Trinidad Generation UnLtd, 5.25% Sr. Unsec. Nts., 11/4/27[1]	1,450,000	1,448,550

		63,554,715

Multi-Utilities—0.2%

Dominion Resources, Inc.:
1.875% Sr. Unsec. Nts., 1/15/19	1,193,000	1,192,092
4.90% Sr. Unsec. Nts., 8/1/41	1,045,000	1,107,787

Enable Midstream Partners LP, 4.40% Sr. Unsec. Nts., 3/15/27	350,000	348,043

InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]	3,100,000	2,790,000

NiSource Finance Corp.:
4.80% Sr. Unsec. Nts., 2/15/44	1,202,000	1,267,978
6.80% Sr. Unsec. Nts., 1/15/19	2,462,000	2,664,376

Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	2,250,000	2,227,289

		11,597,565

Total Corporate Bonds and Notes (Cost $2,205,573,469)		2,210,503,293

	Shares

Preferred Stocks—0.7%

Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	27,175	729,377

Arch Capital Group Ltd., 5.25% Non-Cum., Non-Vtg.	32,600	738,064

BB&T Corp., 5.625% Non-Cv.	28,675	722,897

Capital One Financial Corp., 6.70% Non-Cum.	36,825	1,010,478

Citigroup Capital XIII, 7.404% Cum., Non-Vtg.[2]	114,000	3,038,100

DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	30,225	725,400

Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg.[2]	44,200	1,255,722

First Republic Bank, 7% Non-Cum.	25,975	699,507

GMAC Capital Trust I, 6.901% Jr. Sub., Non-Vtg.[2]	110,775	2,817,008

Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	90,275	2,400,412

Hartford Financial Services Group, Inc. (The), 7.875% Jr. Sub., Non-Vtg.[2]	47,125	1,465,587

54      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Shares	Value

Preferred Stocks (Continued)

Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	27,300	$707,616

KeyCorp, 6.125% Non-Cum., Non-Vtg.[2]	78,200	2,116,092

Morgan Stanley, 5.85% Non-Cum., Non-Vtg.[2]	57,175	1,477,974

Morgan Stanley, 6.375% Non-Cum., Non-Vtg.[2]	54,200	1,499,172

NextEra Energy Capital Holding, Inc., 5.25% Jr. Sub., Non-Vtg.	30,950	743,728

Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	27,175	736,171

Peabody Energy Corp., Cv. Preferred[14]	6,188	154,700

PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg.[2]	50,625	1,436,231

Prudential Financial, Inc., 5.75% Jr. Sub.	28,600	731,016

Qwest Corp., 7% Sr. Unsec.	41,375	1,093,127

Regions Financial Corp., 6.375% Non-Cum., Series A	26,600	690,536

SCE Trust III, 5.75% Jr. Sub., Non-Vtg.[2]	38,425	1,045,160

SL Green Realty Corp., 6.50% Cum., Non-Vtg.	42,675	1,088,213

Southern Co., 5.25% Jr. Sub.	31,150	746,043

State Street Corp., 6% Non-Cum., Non-Vtg.	51,650	1,355,318

US Bancorp, 6.50% Non-Cum., Non-Vtg.[2]	54,000	1,547,640

Zions Bancorporation, 6.30% Non-Cum.[2]	30,162	843,330

Total Preferred Stocks (Cost $33,608,285)		33,614,619

Common Stocks—0.3%

Arco Capital Corp. Ltd.[1,14,15]	2,494,716	—

Carrizo Oil & Gas, Inc.[14]	30,616	877,455

Dynegy, Inc.[14]	272,001	2,137,928

EP Energy Corp., Cl. A14	514,297	2,442,911

Frontier Communications Corp.	603,395	1,291,265

JSC Astana Finance, GDR[1,14]	1,681,847	—

Peabody Energy Corp.[14]	90,305	1,241,694

Premier Holdings Ltd.[14]	1,088,661	—

Quicksilver Resources, Inc.[14]	12,760,000	269,236

Range Resources Corp.	52,103	1,516,197

Sabine Oil[14]	2,465	87,507

SM Energy Co.	35,520	853,190

Valeant Pharmaceuticals International, Inc.[14]	316,868	3,495,054

Total Common Stocks (Cost $33,004,088)		14,212,437

	Units

Rights, Warrants and Certificates—0.0%

Peabody Energy Corp. Wts., Strike Price $56, Exp. 12/31/49[14]	5,086	—

Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[14]	7,816	42,988

Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[14]	1,392	6,264

Total Rights, Warrants and Certificates (Cost $1,051,289)		49,252

	Principal Amount

Structured Securities—0.5%

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003%, 4/30/25[1,16]	$3,056,084	1,594,603
3.054%, 4/30/25[1,16]	3,893,922	2,031,769
3.098%, 4/30/25[1,16]	3,361,778	1,754,107
3.131%, 4/30/25[1,16]	3,005,005	1,567,951

55      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Structured Securities (Continued)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds: (Continued)
3.179%, 4/30/25[1,16]		$3,741,475	$1,952,226
3.231%, 4/30/25[1,16]		4,270,326	2,228,170
3.265%, 4/30/25[1,16]		3,411,491	1,780,047
3.346%, 4/30/25[1,16]		3,206,655	1,673,168
73.528%, 12/31/17[1,12]	BRL	14,420,000	7,617,030
LB Peru Trust II Certificates, Series 1998-A, 99.999%, 2/28/16[9,16]		115,443	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	107,019,369	839,534

Total Structured Securities (Cost $33,264,290)			23,038,605

	Counterparty		Exercise Price	Expiration Date		Contracts
Over-the-Counter Options Purchased—0.1%
BRL Currency Call[14]	HSBC	BRL	3.110	5/12/17	BRL	115,070,000	357,177
EUR Currency Call[14]	BNP	USD	1.114	6/16/17	EUR	36,735,000	135,773
GBP Currency Put[14]	BNP	USD	1.236	6/26/17	GBP	75,000,000	1,010,475
GBP Currency Call[14,19]	UBS	USD	1.216	5/4/17	GBP	4,415,137	154,110
JPY Currency Call[14]	CITNA-B	JPY	110.500	4/20/17	JPY	5,273,060,000	253,107
KRW Currency Put[14]	BAC	KRW	1200.000	6/15/17	KRW	58,178,240,000	116,356
MXN Currency Call[14,20]	GSCO-OT	MXN	19.500	7/20/17	MXN	1,130,000	735,370
MXN Currency Call[14,20]	GSCO-OT	MXN	19.500	7/13/17	MXN	1,493,525	984,965
Total Over-the-Counter Options Purchased (Cost $4,642,451)							3,747,333

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 5/17/27 Call[14]	BAC	Receive	Three- Month USD LIBOR	2.600%	5/15/17	USD	148,000	425,425

56      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 7/6/27 Call[14]	BAC	Receive	Three- Month USD LIBOR	2.532%	6/30/17	USD	225,000	$2,066,951

Total Over-the-Counter Interest Rate Swaptions Purchased
(Cost $3,363,023)								2,492,376
							Shares
Investment Companies—21.8%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.66%[17,18]							140,088,024	140,088,024
Oppenheimer Master Event-Linked Bond Fund, LLC[17]							6,517,674	105,648,744
Oppenheimer Master Loan Fund, LLC[17]							39,957,356	653,207,071
Oppenheimer Ultra-Short Duration Fund, Cl. Y17							24,786,028	124,178,002

Total Investment Companies (Cost $1,016,736,841)								1,023,121,841
Total Investments, at Value (Cost $4,827,123,491)							102.8%	4,832,881,555
Net Other Assets (Liabilities)							(2.8)	(133,015,865)

Net Assets							100.0%	$4,699,865,690

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,520,749,377 or 32.36% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

These securities amount to $10,185,888 or 0.22% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $8,482,168. See Note 6 of the accompanying Consolidated Notes.

7. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $12,540,712. See Note 6 of the accompanying Consolidated Notes.

8. All or a portion of the security position has been pledged for collateral in association with forward roll transactions.

See Note 4 of the Consolidated accompanying Notes.

9. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

10.	All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

12.	Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

57      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

13.	Interest or dividend is paid-in-kind, when applicable.
14.	Non-income producing security.
15.	Security received as the result of issuer reorganization.
16.	Zero coupon bond reflects effective yield on the original acquisition date.

17. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2016	Gross Additions	Gross Reductions		Shares March 31, 2017
Oppenheimer Institutional
Government Money Market Fund, Cl. E	391,270,487	587,450,021	838,632,484		140,088,024
Oppenheimer Master Event-Linked Bond Fund, LLC	6,701,817	—	184,143		6,517,674
Oppenheimer Master Loan Fund, LLC	30,338,936	10,569,649	951,229		39,957,356
Oppenheimer Ultra-Short Duration Fund, Cl. Y	24,645,140	140,888	—		24,786,028

		Value	Income		Realized Gain
Oppenheimer Institutional Government Money Market Fund, Cl. E		$140,088,024	$483,450		$—
Oppenheimer Master Event-Linked Bond Fund, LLC		105,648,744	3,194,061	[a]	551,586	[a]
Oppenheimer Master Loan Fund, LLC		653,207,071	18,077,955	[b]	2,046,408	[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		124,178,002	705,527		—

Total		$1,023,121,841	$22,460,993		$2,597,994

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

18. Rate shown is the 7-day yield at period end.

19. Dual Digital Option becomes eligible for exercise when spot rate A is at or below JPY 110.5500 per 1 USD and spot rate B is at or below USD 1.2160 per 1 GBP at expiration.

20. One-Touch Binary option becomes eligible for exercise if at any time spot rates are less than or equal to 19.500 MXN per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$3,833,071,476	79.3%
Brazil	85,736,195	1.8
Indonesia	81,620,210	1.7
Canada	76,136,029	1.6
Supranational	51,584,360	1.1
United Kingdom	47,479,985	1.0
Russia	42,778,233	0.9
Mexico	34,994,940	0.7
Netherlands	34,841,537	0.7
India	34,183,842	0.7
Argentina	34,034,678	0.7

58      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Geographic Holdings (Continued)	Value	Percent
Peru	$30,407,232	0.6%
Ukraine	29,462,922	0.6
Ireland	28,584,012	0.6
South Africa	26,979,665	0.6
Colombia	23,403,281	0.5
China	20,405,412	0.4
Turkey	20,048,663	0.4
France	19,801,573	0.4
Kazakhstan	18,537,980	0.4
Hungary	18,127,042	0.4
Luxembourg	17,554,224	0.4
Germany	14,864,874	0.3
Jamaica	13,258,813	0.3
Sri Lanka	12,277,053	0.3
Dominican Republic	11,969,698	0.3
Ecuador	11,258,050	0.2
Belgium	10,227,167	0.2
Serbia	9,457,498	0.2
Spain	9,296,487	0.2
Switzerland	9,165,374	0.2
Uruguay	8,583,675	0.2
Croatia	8,514,182	0.2
Romania	8,511,208	0.2
New Zealand	6,607,531	0.1
Israel	6,557,439	0.1
Egypt	6,368,722	0.1
Honduras	5,957,854	0.1
Australia	5,443,437	0.1
Sweden	5,346,663	0.1
Gabon	4,687,864	0.1
Ivory Coast	4,400,490	0.1
Poland	4,255,791	0.1
Namibia	3,691,792	0.1
Morocco	3,258,343	0.1
Vietnam	3,183,324	0.1
Kuwait	2,907,308	0.1
United Arab Emirates	2,780,342	0.1
Costa Rica	2,670,569	0.1
Singapore	2,648,159	0.1
Hong Kong	2,629,445	0.1
Italy	2,200,464	0.0
Japan	1,911,035	0.0
Panama	1,722,855	0.0
Norway	1,696,770	0.0
Senegal	1,590,567	0.0
Denmark	1,574,909	0.0
Bahamas	1,528,087	0.0
Nigeria	1,463,840	0.0
Trinidad	1,448,550	0.0
Iraq	1,389,488	0.0

59      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Thailand	$1,354,471	0.0%
Mauritius	1,194,240	0.0
Chile	1,150,430	0.0
Guernsey	1,113,013	0.0
Bermuda	738,064	0.0
Eurozone	135,773	0.0
South Korea	116,356	0.0

Total	$4,832,881,555	100.0%

Forward Currency Exchange Contracts as of March 31, 2017
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	06/2017	AUD	30,825	USD	23,514	$4,734	$—
BAC	04/2017	KRW	34,058,000	USD	30,000	483,277	—
BAC	06/2017	MXN	233,200	USD	11,622	692,316	—
BAC	06/2017	TRY	44,980	USD	12,175	—	60,415
BAC	06/2017	TWD	584,000	USD	18,930	370,585	—
BAC	06/2017	USD	24,126	EUR	22,130	437,079	—
BAC	06/2017	USD	8,682	MXN	174,212	—	517,194
BNP	04/2017	ARS	61,000	USD	3,697	257,521	—
BNP	06/2017	COP	10,833,000	USD	3,600	130,117	—
BOA	06/2017	CAD	29,365	USD	22,049	54,552	—
BOA	04/2017	EUR	22,665	USD	24,010	194,658	—
BOA	06/2017	HUF	1,058,000	USD	3,603	63,823	—
BOA	04/2017	IDR	321,820,000	USD	24,161	—	4,016
BOA	04/2017	KRW	26,048,000	USD	22,839	475,055	—
BOA	05/2017	MXN	133,100	USD	7,054	8,433	—
BOA	04/2017	MYR	61,785	USD	13,912	48,727	—
BOA	06/2017	TRY	41,130	USD	11,066	11,498	—
BOA	06/2017	TWD	200,000	USD	6,621	—	12,108
BOA	06/2017	USD	23,318	EUR	21,615	180,496	—
BOA	04/2017 - 06/2017	USD	49,602	IDR	665,668,500	—	226,219
BOA	04/2017	USD	23,036	KRW	26,048,000	—	278,123
BOA	04/2017	USD	13,978	MYR	61,785	16,740	—
BOA	06/2017	USD	12,759	RUB	766,700	—	617,811
BOA	09/2017	USD	4,912	TRY	19,130	—	102,855
BOA	06/2017	USD	4,575	TWD	139,000	—	18,530
BOA	06/2017	USD	13,954	ZAR	184,682	381,753	—
BOA	06/2017	ZAR	197,170	USD	14,893	—	402,236
CITNA-B	04/2017	ARS	61,000	USD	3,697	257,521	—
CITNA-B	05/2017	BRL	9,700	USD	3,112	—	33,480
CITNA-B	06/2017	COP	21,273,000	USD	6,986	338,628	—
CITNA-B	06/2017	EUR	22,130	USD	24,199	—	509,873
CITNA-B	04/2017 - 06/2017	MYR	123,570	USD	27,836	4,042	16,740
CITNA-B	06/2017	PEN	27,590	USD	8,287	146,706	—
CITNA-B	04/2017	RUB	1,469,600	USD	24,722	1,268,901	—
CITNA-B	04/2017	TRY	19,880	USD	5,280	154,246	—
CITNA-B	06/2017	TWD	266,809	USD	8,808	8,636	—
CITNA-B	04/2017	USD	3,856	ARS	61,000	—	98,612

60      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
CITNA-B	06/2017	USD	5,095	HUF	1,453,000	$59,505	$—
CITNA-B	04/2017	USD	22,370	KRW	25,719,000	—	649,687
CITNA-B	04/2017	USD	13,952	MYR	61,785	—	9,458
CITNA-B	05/2017	USD	9,429	PEN	31,250	—	152,455
CITNA-B	04/2017	USD	28,504	RUB	1,694,300	—	1,461,650
DEU	04/2017	BRL	64,517	USD	20,363	245,866	—
DEU	04/2017	USD	19,950	BRL	64,517	—	658,294
DEU	09/2017	USD	25,972	EUR	24,290	—	165,670
DEU	04/2017	USD	6,646	TRY	25,380	—	290,957
GSCO-OT	04/2017	BRL	11,550	USD	3,645	44,016	—
GSCO-OT	09/2017	EUR	400	USD	430	34	—
GSCO-OT	06/2017	RON	22,045	USD	5,171	1,870	—
GSCO-OT	06/2017	TRY	17,710	USD	4,641	128,789	—
GSCO-OT	04/2017 - 05/2017	USD	6,542	BRL	20,750	5,717	72,894
GSCO-OT	06/2017	USD	2,619	COP	7,744,000	—	47,492
GSCO-OT	05/2017	USD	12,055	MXN	233,200	—	318,809
HSBC	06/2017	COP	66,169,000	USD	22,001	788,677	—
HSBC	06/2017	THB	208,000	USD	5,878	171,404	—
HSBC	06/2017	USD	46,869	AUD	61,475	2,740	37,661
HSBC	06/2017	USD	4,279	PLN	16,960	5,099	—
HSBC	06/2017	USD	38,170	TWD	1,157,506	—	81,570
JPM	04/2017 - 05/2017	BRL	173,765	USD	54,733	621,283	—
JPM	05/2017	CLP	15,452,000	USD	23,301	68,430	—
JPM	05/2017	IDR	294,217,000	USD	21,973	81,696	—
JPM	04/2017	KRW	26,184,000	USD	22,861	575,534	—
JPM	05/2017	PEN	78,770	USD	23,783	368,496	—
JPM	04/2017	RUB	401,200	USD	6,839	257,009	—
JPM	06/2017	TRY	85,770	USD	23,171	—	58,830
JPM	06/2017	TWD	263,000	USD	8,514	177,164	—
JPM	04/2017 - 05/2017	USD	64,878	BRL	206,205	103,931	874,604
JPM	05/2017	USD	23,690	CLP	15,452,000	320,960	—
JPM	04/2017	USD	24,108	EUR	22,665	—	97,176
JPM	04/2017	USD	29,939	KRW	34,523,000	—	960,508
JPM	05/2017	USD	2,830	MXN	54,900	—	83,368
JPM	05/2017	USD	14,340	PEN	47,520	—	230,098
JPM	06/2017	USD	9,140	RUB	556,200	—	564,192
SCB	06/2017	THB	260,300	USD	7,359	211,570	—
TDB	04/2017 - 05/2017	BRL	233,606	USD	74,729	—	302,608
TDB	05/2017	MXN	891,200	USD	43,337	3,950,552	—
TDB	09/2017	PLN	75,680	USD	18,579	484,217	—
TDB	04/2017 - 06/2017	USD	102,294	BRL	323,534	198,745	539,970
TDB	06/2017	USD	12,219	JPY	1,353,000	31,675	—
TDB	05/2017	USD	41,003	MXN	789,300	—	877,514

Total Unrealized Appreciation and Depreciation						$14,895,023	$11,433,677

61      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts as of March 31, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Buy	6/21/17	32	$4,827,000	$24,433
United States Treasury Long Bonds	CBT	Sell	6/21/17	101	15,235,219	(94,106)
United States Treasury Nts., 2 yr.	CBT	Buy	6/30/17	942	203,898,845	152,385
United States Treasury Nts., 2 yr.	CBT	Sell	6/30/17	841	182,037,079	(114,136)
United States Treasury Nts., 5 yr.	CBT	Buy	6/30/17	46	5,415,422	8,100
United States Treasury Nts., 10 yr.	CBT	Buy	6/21/17	701	87,318,313	20,825
United States Treasury Nts., 10 yr.	CBT	Sell	6/21/17	67	8,345,688	(6,924)
United States Ultra Bonds	CBT	Buy	6/21/17	1,329	213,470,625	766,606

						$757,183

Over-the-Counter Options Written at March 31, 2017
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value
BRL Currency Call	HSBC	BRL	3.040	5/12/17	BRL	(112,480,000)	$370,370	$(136,551)
BRL Currency Put	HSBC	BRL	3.350	5/12/17	BRL	(123,950,000)	378,549	(127,172)
EUR Currency Put	BNP	USD	1.040	6/16/17	EUR	(36,735,000)	229,961	(310,080)
GBP Currency Call	BNP	USD	1.300	6/26/17	GBP	(75,000,000)	475,125	(451,200)
GBP Currency Put	BNP	USD	1.199	6/26/17	GBP	(75,000,000)	520,500	(402,150)
IDR Currency Put	NOM	IDR	13700.000	4/28/17	IDR	(506,900,000,000)	570,519	—
JPY Currency Call	CITNA-B	JPY	108.500	4/20/17	JPY	(5,177,620,000)	98,857	(82,842)
KRW Currency Put	BAC	KRW	1250.000	6/15/17	KRW	(60,602,335,000)	705,896	—
KRW Currency Call	BAC	KRW	1130.000	6/15/17	KRW	(54,784,510,000)	708,323	(1,260,044)
RUB Currency Put	GSCO-OT	RUB	61.000	6/5/17	RUB	(2,242,835,000)	717,965	(208,584)

Total Over-the-Counter Options Written							$4,776,065	$(2,978,623)

Centrally Cleared Credit Default Swaps at March 31, 2017
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.28	Sell	5.000%	6/20/22	USD	24,260	$(1,535,591)	$1,739,953
Federative Republic of Brazil	Sell	1.000	6/20/22	USD	7,500	464,303	(455,291)
People’s Republic of China	Buy	1.000	6/20/22	USD	12,600	82,135	(90,700)
Republic of Korea	Buy	1.000	6/20/22	USD	18,800	463,947	(447,623)
Republic Of South Africa	Buy	1.000	6/20/22	USD	4,000	(191,518)	224,481
Republic Of South Africa	Buy	1.000	6/20/22	USD	7,000	(336,584)	391,675
Republic of Turkey	Buy	1.000	12/20/21	USD	18,396	(1,265,818)	970,397
Republic of Turkey	Buy	1.000	6/20/22	USD	17,000	(1,134,766)	1,091,244

Total Centrally Cleared Credit Default Swaps						$(3,453,892)	$3,424,136

62      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Credit Default Swaps at March 31, 2017
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CMBX.NA.BBB-.8	FIB	Sell	3.000%	10/17/57	USD	14,785	$1,993,284	$(2,404,004)
CMBX.NA.BBB-.9	FIB	Sell	3.000	9/17/58	USD	10,385	1,555,717	(1,214,930)
CMBX.NA.BBB-.9	FIB	Sell	3.000	9/17/58	USD	6,675	1,030,092	(780,901)
CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58	USD	11,125	1,695,871	(1,301,502)
CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58	USD	7,420	1,065,715	(868,058)
CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58	USD	11,120	1,697,201	(1,300,917)
Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	3,545	280,477	11,313
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	7,501	135,567	35,033
State Bank of India	BNP	Sell	1.000	9/20/19	USD	5,225	215,578	63,415

Total Over-the-Counter Credit Default Swaps							$9,669,502	$(7,760,551)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade
CMBS Indexes	$61,510,000	$—	BBB+ to BBB-
Non-Investment Grade
Corporate Debt Indexes	24,260,000	—	BB
Investment Grade Single
Name Corporate
Debt	5,225,000	—	BBB-
Investment Grade
Sovereign Debt	7,501,000	—	BBB
Non-Investment Grade
Sovereign Debt	11,045,000	—	BB

Total USD	$109,541,000	$—

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at March 31, 2017
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value
		Three-Month USD
BAC	Pay	BBA LIBOR	1.511%	6/8/18 USD	257,325	$—	$26,896
		Three-Month USD
BAC	Receive	BBA LIBOR	2.616	11/15/43 USD	24,375	—	270,793

63      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value

BAC	Receive	Three-Month USD BBA LIBOR	2.675%	11/15/43	USD	24,100	$—	$(96,264)

BAC	Receive	Three-Month USD BBA LIBOR	2.688	11/15/43	USD	24,000	—	(154,620)

BAC	Pay	Six-Month PLN WIBOR WIBO	1.745	9/12/18	PLN	72,800	—	111,624

BAC	Pay	Three-Month USD BBA LIBOR	2.060	4/4/22	USD	250,725	—	(28,081)

BAC	Pay	Six-Month PLN WIBOR WIBO	1.745	9/15/18	PLN	72,805	—	130,257

BAC	Receive	Three-Month USD BBA LIBOR	2.672	4/4/47	USD	54,825	—	154,058

BNP	Pay	MXN TIIE BANXICO	7.403	2/28/22	MXN	1,000,085	—	473,131

CITNA-B	Receive	Three-Month HUF BUBOR	1.025	3/5/19	HUF	10,849,250	—	(169,776)

CITNA-B	Pay	Three-Month PLN WIBOR WIBO	2.125	3/5/19	PLN	155,200	—	54,264

CITNA-B	Pay	Six-Month HUF BUBOR	1.390	1/25/22	HUF	2,216,000	—	70,714

CITNA-B	Pay	BZDI	11.710	1/4/21	BRL	48,250	—	579,927

DEU	Receive	Three-Month ZAR JIBAR SAFEX	8.310	6/29/26	ZAR	81,950	—	(84,711)

DEU	Pay	BZDI	10.570	1/4/21	BRL	44,500	—	164,761

DEU	Pay	MXN TIIE BANXICO	7.430	2/28/22	MXN	165,455	—	88,428

DEU	Pay	Three-Month ZAR JIBAR SAFEX	7.675	2/21/22	ZAR	73,535	—	362

DEU	Pay	MXN TIIE BANXICO	7.380	2/18/22	MXN	507,300	—	202,242

GSCOI	Receive	Three-Month ZAR JIBAR SAFEX	7.880	3/30/27	ZAR	65,330	—	93,218

GSCOI	Receive	MXN TIIE BANXICO	7.400	11/4/26	MXN	189,165	(1,905)	8,137

GSCOI	Pay	MXN TIIE BANXICO	7.470	2/28/22	MXN	338,300	—	211,560

JPM	Receive	Three-Month ZAR JIBAR SAFEX	7.490	3/27/22	ZAR	110,080	—	68,702

JPM	Pay	MXN TIIE BANXICO	7.490	2/28/22	MXN	404,500	—	271,346

JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.200	3/27/19	ZAR	249,520	—	(61,333)

Total Centrally Cleared Interest Rate Swaps							$(1,905)	$2,385,635

Over-the-Counter Interest Rate Swaps at March 31, 2017
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value
		Three-Month KRW
BNP	Receive	CD KSDA	1.850%	3/6/24 KRW	18,678,000	$(47,376)

64      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value

BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.330%	1/31/22	INR	590,000	$(68,769)

BOA	Pay	Six-Month THB THBFIX	2.200	3/20/22	THB	275,500	(16,279)

BOA	Receive	Three-Month KRW CD KSDA	1.860	3/6/24	KRW	12,427,500	(38,866)

CITNA-B	Receive	1 Time COP IBR OIS Compound	5.870	3/24/18	COP	110,839,890	26,804

CITNA-B	Pay	Three-Month COP IBR OIS Compound	5.700	2/7/20	COP	39,135,000	168,224

CITNA-B	Pay	Three-Month COP IBR OIS Compound	5.370	3/24/20	COP	35,967,910	71,022

DEU	Pay	Three-Month KRW CD KSDA	1.480	4/20/18	KRW	303,370,000	(61,545)

GSCOI	Pay	Three-Month COP IBR OIS Compound	5.530	1/17/19	COP	59,128,230	26,001

JPM	Pay	Six-Month THB THBFIX	2.603	3/24/27	THB	146,800	(29,361)

JPM	Receive	Three-Month MYR KLIBOR BNM	4.005	2/21/22	MYR	36,770	(52,182)

SCB	Pay	Three-Month MYR KLIBOR BNM	3.310	8/19/21	MYR	130,000	(614,016)

Total Over-the-Counter Interest Rate Swaps							$(636,343)

Over-the-Counter Total Return Swaps at March 31, 2017
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)		Value
PowerShares Senior Loan Exchange Traded Fund	CITNA-B	Receive	One-Month USD BBA LIBOR plus 20 basis points	7/12/17	USD	48,053	$	(186,397)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

65      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written at March 31, 2017
Description	Counterparty	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 7/6/27 Call	BAC	Pay	Three- Month USD LIBOR	2.632	6/30/17	USD	225,000	1,344,750	(1,416,976)

Interest Rate Swap maturing 5/17/27 Call	BAC	Pay	Three- Month USD LIBOR	2.800	5/15/17	USD	296,000	1,278,515	(192,705)

Total Over-the-Counter Interest Rate Swaptions Written								$2,623,265	$(1,609,681)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
SCB	Standard Chartered Bank
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PLN	Polish Zloty
RON	New Romanian Leu

66      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
RUB	Russian Ruble
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.HY.28	Markit CDX High Yield Index
CMBX.NA.BBB-.8	Markit CMBX North American Index
CMBX.NA.BBB-.9	Markit CMBX North American Index
FBIL	Financial Benchmarks India Private Ltd.
IBR	Indicador Bancario de Referencia
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
MIBOR	Mumbai Interbank Offered Rate
OIS	Overnight Index Swap
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Consolidated Financial Statements.

67      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES March 31, 2017 Unaudited

Assets
Investments, at value—see accompanying Consolidated statement of investments:
Unaffiliated companies (cost $3,810,386,650)	$3,809,759,714
Affiliated companies (cost $1,016,736,841)	1,023,121,841

4,832,881,555

Cash	62,563,576

Cash used for collateral on centrally cleared swaps	36,441,647

Unrealized appreciation on forward currency exchange contracts	14,895,023

Swaps, at value (premiums received $631,622)	401,812

Centrally cleared swaps, at value (premiums paid $4,466,182)	7,398,170

Receivables and other assets:
Interest, dividends and principal paydowns	42,775,411
Investments sold (including $13,656,241 sold on a when-issued or delayed delivery basis)	29,666,841
Shares of beneficial interest sold	1,414,985
Variation margin receivable	569,008
Other	455,522

Total assets	5,029,463,550

Liabilities
Unrealized depreciation on forward currency exchange contracts	11,433,677

Options written, at value (premiums received $4,776,065)	2,978,623

Swaps, at value (premiums received $9,037,880)	8,985,103

Centrally cleared swaps, at value (premiums received $1,010,385)	1,588,399

Swaptions written, at value (premiums received $2,623,265)	1,609,681

Payables and other liabilities:
Investments purchased (including $269,042,658 purchased on a when-issued or delayed delivery basis)	292,299,489
Shares of beneficial interest redeemed	6,390,315
Dividends	2,872,974
Distribution and service plan fees	911,561
Trustees’ compensation	367,740
Shareholder communications	22,450
Variation margin payable	21,563
Foreign capital gains tax	5,739
Other	110,546

Total liabilities	329,597,860

Net Assets	$4,699,865,690

Composition of Net Assets
Par value of shares of beneficial interest	$1,198,366

Additional paid-in capital	5,789,939,182

Accumulated net investment loss	(53,995,947)

Accumulated net realized loss on investments and foreign currency transactions	(1,053,406,165)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	16,130,254

Net Assets	$4,699,865,690

68      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,338,148,569 and 850,819,129 shares of beneficial interest outstanding)	$3.92
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$4.12
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $28,009,462 and 7,113,302 shares of beneficial interest outstanding)	$3.94
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $775,510,831 and 198,059,602 shares of beneficial interest outstanding)	$3.92
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $46,380,726 and 11,875,476 shares of beneficial interest outstanding)	$3.91
Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $133,828,208 and 34,087,535 shares of beneficial interest outstanding)	$3.93
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $377,987,894 and 96,410,634 shares of beneficial interest outstanding)	$3.92

See accompanying Notes to Consolidated Financial Statements.

69      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended March 31, 2017 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$3,188,835
Dividends	5,226
Net expenses	(236,138)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	2,957,923

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	17,330,538
Dividends	747,417
Net expenses	(981,010)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	17,096,945

Total allocation of net investment income from master funds	20,054,868

Investment Income
Interest (net of foreign withholding taxes of $464,817)	95,955,394

Fee income on when-issued securities	2,438,579

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $518)	358,667
Affiliated companies	1,188,977

Total investment income	99,941,617

Expenses
Management fees	13,019,042

Distribution and service plan fees:
Class A	4,121,189
Class B	170,565
Class C	4,011,511
Class R	348,392

Transfer and shareholder servicing agent fees:
Class A	3,776,916
Class B	37,613
Class C	884,783
Class I	6,852
Class R	154,453
Class Y	398,755

Shareholder communications:
Class A	58,815
Class B	1,669
Class C	13,684
Class I	17
Class R	1,669
Class Y	3,958

Custodian fees and expenses	128,429

Trustees’ compensation	76,144

Borrowing fees	45,159

Other	252,805

Total expenses	27,512,420

70      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Expenses (Continued)
Less reduction to custodian expenses	$(19,326)
Less waivers and reimbursements of expenses	(1,545,082)

Net expenses	25,948,012
Net Investment Income	94,048,473
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (includes premiums on options exercised)
(net of foreign capital gains tax of $73,220)	(64,891,808)
Closing and expiration of option contracts written	2,532,697
Closing and expiration of futures contracts	(22,639,349)
Foreign currency transactions	14,893,803
Swap contracts	(3,185,602)
Closing and expiration of swaption contracts written	274,894
Net realized gain allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	551,586
Oppenheimer Master Loan Fund, LLC	2,046,408

Net realized loss	(70,417,371)
Net change in unrealized appreciation/depreciation on:
Investment transactions	30,989,366
Translation of assets and liabilities denominated in foreign currencies	(10,037,364)
Futures contracts	3,759,941
Option contracts written	1,179,146
Swap contracts	4,673,522
Swaption contracts written	863,204
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(1,676,968)
Oppenheimer Master Loan Fund, LLC	5,846,760

Net change in unrealized appreciation/depreciation	35,597,607
Net Increase in Net Assets Resulting from Operations	$59,228,709

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See

Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

71      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

Operations
Net investment income	$94,048,473	$197,593,530

Net realized loss	(70,417,371)	(245,328,300)

Net change in unrealized appreciation/depreciation	35,597,607	334,214,044

Net increase in net assets resulting from operations	59,228,709	286,479,274

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(68,111,512)	(132,168,320)
Class B	(543,756)	(1,646,042)
Class C	(12,910,182)	(25,477,649)
Class I	(1,004,254)	(1,841,877)
Class R	(2,604,557)	(5,032,996)
Class Y	(7,642,425)	(13,989,926)

	(92,816,686)	(180,156,810)

Tax return of capital distribution:
Class A	—	(12,329,956)
Class B	—	(153,559)
Class C	—	(2,376,804)
Class I	—	(171,828)
Class R	—	(469,527)
Class Y	—	(1,305,117)

	—	(16,806,791)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(245,204,566)	(465,767,802)
Class B	(15,023,959)	(33,500,290)
Class C	(69,102,882)	(141,661,382)
Class I	828,723	(3,499,434)
Class R	(14,265,759)	(16,269,790)
Class Y	11,126,912	(40,212,960)

	(331,641,531)	(700,911,658)

Net Assets
Total decrease	(365,229,508)	(611,395,985)

Beginning of period	5,065,095,198	5,676,491,183

End of period (including accumulated net investment loss of $53,995,947 and $55,227,734,respectively)	$4,699,865,690	$5,065,095,198

See accompanying Notes to Consolidated Financial Statements.

72      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$3.95	$3.87	$4.13	$4.13	$4.30	$4.05
Income (loss) from investment operations:
Net investment income[2]	0.08	0.15	0.18	0.19	0.23	0.25
Net realized and unrealized gain (loss)	(0.03)	0.08	(0.26)	0.00[3]	(0.17)	0.25
Total from investment operations	0.05	0.23	(0.08)	0.19	0.06	0.50
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.14)	(0.17)	(0.14)	(0.18)	(0.24)
Tax return of capital distribution	0.00	(0.01)	(0.01)	(0.05)	(0.05)	(0.01)
Total dividends and/or distributions to shareholders	(0.08)	(0.15)	(0.18)	(0.19)	(0.23)	(0.25)
Net asset value, end of period	$3.92	$3.95	$3.87	$4.13	$4.13	$4.30

Total Return, at Net Asset Value[4]	1.22%	6.07%	(2.06)%	4.62%	1.30%	12.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,338,149	$3,607,387	$4,008,783	$4,774,652	$5,599,883	$6,276,192
Average net assets (in thousands)	$3,440,959	$3,745,267	$4,432,764	$5,171,641	$6,198,248	$5,865,852
Ratios to average net assets:[5,6]
Net investment income	4.02%	3.87%	4.43%	4.53%	5.39%	5.99%
Expenses excluding specific expenses listed below	1.07%	1.06%	1.05%	1.00%	0.96%	0.98%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%
Total expenses[8]	1.07%	1.06%	1.05%	1.00%	0.96%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.02%	1.00%	0.97%	0.93%	0.93%
Portfolio turnover rate[9]	39%	78%	79%	93%	95%	74%

73      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	1.08%
Year Ended September 30, 2016	1.07%
Year Ended September 30, 2015	1.06%
Year Ended September 30, 2014	1.01%
Year Ended September 30, 2013	0.96%
Year Ended September 28, 2012	0.98%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2017	$2,112,716,555	$2,199,150,847
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752

See accompanying Notes to Consolidated Financial Statements.

74      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class B	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$3.96	$3.89	$4.14	$4.14	$4.32	$4.06
Income (loss) from investment operations:
Net investment income[2]	0.06	0.12	0.15	0.16	0.19	0.21
Net realized and unrealized gain (loss)	(0.02)	0.07	(0.25)	(0.01)	(0.18)	0.26
Total from investment operations	0.04	0.19	(0.10)	0.15	0.01	0.47
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.11)	(0.14)	(0.12)	(0.15)	(0.20)
Tax return of capital distribution	0.00	(0.01)	(0.01)	(0.03)	(0.04)	(0.01)
Total dividends and/or distributions to shareholders	(0.06)	(0.12)	(0.15)	(0.15)	(0.19)	(0.21)
Net asset value, end of period	$3.94	$3.96	$3.89	$4.14	$4.14	$4.32

Total Return, at Net Asset Value[3]	1.10%	4.99%	(2.54)%	3.76%	0.15%	11.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,009	$43,363	$76,276	$122,339	$205,204	$282,504
Average net assets (in thousands)	$34,174	$57,748	$97,858	$160,934	$252,333	$272,336
Ratios to average net assets:[4,5]
Net investment income	3.23%	3.15%	3.66%	3.71%	4.50%	5.08%
Expenses excluding specific expenses listed below	1.84%	1.82%	1.83%	1.83%	1.87%	1.89%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%
Total expenses[7]	1.84%	1.82%	1.83%	1.83%	1.87%	1.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.78%	1.77%	1.80%	1.84%	1.84%
Portfolio turnover rate[8]	39%	78%	79%	93%	95%	74%

75      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	1.85%
Year Ended September 30, 2016	1.83%
Year Ended September 30, 2015	1.84%
Year Ended September 30, 2014	1.84%
Year Ended September 30, 2013	1.87%
Year Ended September 28, 2012	1.89%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2017	$2,112,716,555	$2,199,150,847
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752

See accompanying Notes to Consolidated Financial Statements.

76      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class C	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$3.94	$3.87	$4.12	$4.12	$4.30	$4.04
Income (loss) from investment operations:
Net investment income[2]	0.06	0.12	0.15	0.16	0.20	0.22
Net realized and unrealized gain (loss)	(0.02)	0.07	(0.25)	0.00[3]	(0.18)	0.26
Total from investment operations	0.04	0.19	(0.10)	0.16	0.02	0.48
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.11)	(0.14)	(0.12)	(0.15)	(0.21)
Tax return of capital distribution	0.00	(0.01)	(0.01)	(0.04)	(0.05)	(0.01)
Total dividends and/or distributions to shareholders	(0.06)	(0.12)	(0.15)	(0.16)	(0.20)	(0.22)
Net asset value, end of period	$3.92	$3.94	$3.87	$4.12	$4.12	$4.30

Total Return, at Net Asset Value[4]	1.10%	5.01%	(2.56)%	3.84%	0.30%	12.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$775,511	$850,319	$977,069	$1,156,140	$1,337,248	$1,522,039
Average net assets (in thousands)	$806,006	$897,334	$1,087,495	$1,236,681	$1,510,477	$1,411,513
Ratios to average net assets:[5,6]
Net investment income	3.26%	3.12%	3.67%	3.78%	4.65%	5.24%
Expenses excluding specific expenses listed below	1.83%	1.81%	1.80%	1.76%	1.71%	1.73%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%
Total expenses[8]	1.83%	1.81%	1.80%	1.76%	1.71%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.77%	1.76%	1.73%	1.68%	1.68%
Portfolio turnover rate[9]	39%	78%	79%	93%	95%	74%

77      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	1.84%
Year Ended September 30, 2016	1.82%
Year Ended September 30, 2015	1.81%
Year Ended September 30, 2014	1.77%
Year Ended September 30, 2013	1.71%
Year Ended September 28, 2012	1.73%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2017	$2,112,716,555	$2,199,150,847
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752

See accompanying Notes to Consolidated Financial Statements.

78      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class I	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2]
Per Share Operating Data
Net asset value, beginning of period	$3.93	$3.86	$4.11	$4.11	$4.29	$4.17
Income (loss) from investment operations:
Net investment income[3]	0.09	0.16	0.20	0.20	0.24	0.18
Net realized and unrealized gain (loss)	(0.03)	0.07	(0.25)	0.00[4]	(0.18)	0.11
Total from investment operations	0.06	0.23	(0.05)	0.20	0.06	0.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.15)	(0.19)	(0.15)	(0.19)	(0.16)
Tax return of capital distribution	0.00	(0.01)	(0.01)	(0.05)	(0.05)	(0.01)
Total dividends and/or distributions to shareholders	(0.08)	(0.16)	(0.20)	(0.20)	(0.24)	(0.17)
Net asset value, end of period	$3.91	$3.93	$3.86	$4.11	$4.11	$4.29

Total Return, at Net Asset Value[5]	1.69%	6.27%	(1.41)%	5.05%	1.43%	7.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,381	$45,840	$48,488	$119,074	$87,639	$51,011
Average net assets (in thousands)	$45,810	$46,967	$121,467	$109,381	$76,202	$17,870
Ratios to average net assets:[6,7]
Net investment income	4.45%	4.30%	4.87%	4.93%	5.69%	6.37%
Expenses excluding specific expenses listed below	0.64%	0.62%	0.60%	0.59%	0.60%	0.64%
Interest and fees from borrowings	0.00%[8]	0.00%[8]	0.00%[8]	0.00%	0.00%	0.00%
Total expenses[9]	0.64%	0.62%	0.60%	0.59%	0.60%	0.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.58%	0.58%	0.57%	0.56%	0.57%	0.60%
Portfolio turnover rate[10]	39%	78%	79%	93%	95%	74%

79      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Less than 0.005%.

9. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	0.65%
Year Ended September 30, 2016	0.63%
Year Ended September 30, 2015	0.61%
Year Ended September 30, 2014	0.60%
Year Ended September 30, 2013	0.60%
Period Ended September 28, 2012	0.64%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2017	$2,112,716,555	$2,199,150,847
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Period Ended September 28, 2012	$9,325,024,559	$7,885,278,752

See accompanying Notes to Consolidated Financial Statements.

80      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class R	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$3.95	$3.88	$4.13	$4.13	$4.31	$4.05
Income (loss) from investment operations:
Net investment income[2]	0.07	0.14	0.17	0.18	0.22	0.23
Net realized and unrealized gain (loss)	(0.02)	0.07	(0.25)	0.00[3]	(0.19)	0.26
Total from investment operations	0.05	0.21	(0.08)	0.18	0.03	0.49
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.13)	(0.16)	(0.14)	(0.16)	(0.22)
Tax return of capital distribution	0.00	(0.01)	(0.01)	(0.04)	(0.05)	(0.01)
Total dividends and/or distributions to shareholders	(0.07)	(0.14)	(0.17)	(0.18)	(0.21)	(0.23)
Net asset value, end of period	$3.93	$3.95	$3.88	$4.13	$4.13	$4.31

Total Return, at Net Asset Value[4]	1.35%	5.53%	(2.06)%	4.31%	0.68%	12.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$133,828	$149,098	$162,623	$185,991	$208,523	$238,666
Average net assets (in thousands)	$140,685	$152,830	$175,389	$196,503	$233,104	$229,983
Ratios to average net assets:[5,6]
Net investment income	3.76%	3.61%	4.17%	4.24%	5.01%	5.59%
Expenses excluding specific expenses listed below	1.33%	1.31%	1.30%	1.30%	1.34%	1.38%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%
Total expenses[8]	1.33%	1.31%	1.30%	1.30%	1.34%	1.38%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%	1.27%	1.26%	1.27%	1.31%	1.33%
Portfolio turnover rate[9]	39%	78%	79%	93%	95%	74%

81      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	1.34%
Year Ended September 30, 2016	1.32%
Year Ended September 30, 2015	1.31%
Year Ended September 30, 2014	1.31%
Year Ended September 30, 2013	1.34%
Year Ended September 28, 2012	1.38%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2017	$2,112,716,555	$2,199,150,847
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752

See accompanying Notes to Consolidated Financial Statements.

82      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class Y	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$3.95	$3.87	$4.13	$4.12	$4.30	$4.05
Income (loss) from investment operations:
Net investment income[2]	0.08	0.16	0.19	0.20	0.24	0.26
Net realized and unrealized gain (loss)	(0.03)	0.08	(0.26)	0.01	(0.18)	0.25
Total from investment operations	0.05	0.24	(0.07)	0.21	0.06	0.51
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.15)	(0.18)	(0.15)	(0.18)	(0.25)
Tax return of capital distribution	0.00	(0.01)	(0.01)	(0.05)	(0.06)	(0.01)
Total dividends and/or distributions to shareholders	(0.08)	(0.16)	(0.19)	(0.20)	(0.24)	(0.26)
Net asset value, end of period	$3.92	$3.95	$3.87	$4.13	$4.12	$4.30

Total Return, at Net Asset Value[3]	1.35%	6.33%	(1.83)%	5.13%	1.30%	12.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$377,988	$369,088	$403,252	$558,288	$572,859	$729,210
Average net assets (in thousands)	$363,668	$372,918	$453,869	$533,576	$678,607	$729,460
Ratios to average net assets:[4,5]
Net investment income	4.27%	4.11%	4.68%	4.78%	5.64%	6.17%
Expenses excluding specific expenses listed below	0.83%	0.81%	0.80%	0.76%	0.72%	0.79%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%
Total expenses[7]	0.83%	0.81%	0.80%	0.76%	0.72%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.77%	0.76%	0.73%	0.69%	0.74%
Portfolio turnover rate[8]	39%	78%	79%	93%	95%	74%

83      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	0.84%
Year Ended September 30, 2016	0.82%
Year Ended September 30, 2015	0.81%
Year Ended September 30, 2014	0.77%
Year Ended September 30, 2013	0.72%
Year Ended September 28, 2012	0.79%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2017	$2,112,716,555	$2,199,150,847
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752

See accompanying Notes to Consolidated Financial Statements.

84      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS March 31, 2017 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Effective January 26, 2017 sub-sub-advisory agreement with Apollo Credit Management, LLC (the “Sub-Sub-Adviser”) terminated.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the

85      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”) and Regulation S securities. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 155,194 shares with net assets of $13,467,305 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$1,537,094
Net assets	$13,467,305
Net income (loss)	$(41,420)
Net realized gain (loss)	$59,320
Net change in unrealized appreciation/depreciation	$(25,444)

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

86      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also

87      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended September 30, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October foreign currency losses of $62,138,853 and straddle losses of $874,472 which were deferred. Details of the fiscal year ended September 30, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

88      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

2. Significant Accounting Policies (Continued)

Expiring
2017	$114,107,166
2018	240,345,967
No expiration	606,778,580

Total	$961,231,713

At period end, it is estimated that the capital loss carryforwards would be $354,453,133 expiring by 2018 and $740,209,276, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$4,827,574,763
Federal tax cost of other investments	294,941,676

Total federal tax cost	$5,122,516,439

Gross unrealized appreciation	$136,946,456
Gross unrealized depreciation	(121,267,474)

Net unrealized appreciation	$15,678,982

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

89      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued

90      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

3. Securities Valuation (Continued)

at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the

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3. Securities Valuation (Continued)

Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly

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3. Securities Valuation (Continued)

offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$201,599,981	$51,584,359	$253,184,340
Mortgage-Backed Obligations	—	791,641,605	58,539	791,700,144
U.S. Government Obligations	—	75,273,405	—	75,273,405
Foreign Government Obligations	—	391,384,442	—	391,384,442
Corporate Loans	—	10,559,468	—	10,559,468
Corporate Bonds and Notes	—	2,204,645,805	5,857,488	2,210,503,293
Preferred Stocks	33,459,919	—	154,700	33,614,619
Common Stocks	12,614,000	87,507	1,510,930	14,212,437
Rights, Warrants and Certificates	—	49,252	—	49,252
Structured Securities	—	14,582,041	8,456,564	23,038,605
Over-the-Counter Options Purchased	—	3,747,333	—	3,747,333
Over-the-Counter Interest Rate
Swaptions Purchased	—	2,492,376	—	2,492,376
Investment Companies	264,266,026	—	—	264,266,026

Total Investments, at Value	310,339,945	3,696,063,215	67,622,580	4,074,025,740
Other Financial Instruments:
Swaps, at value	—	401,812	—	401,812
Centrally cleared swaps, at value	—	7,398,170	—	7,398,170
Futures contracts	972,349	—	—	972,349
Forward currency exchange contracts	—	14,895,023	—	14,895,023

Total Assets excluding investment companies valued using practical expedient	$311,312,294	$3,718,758,220	$67,622,580	4,097,693,094

Investment companies valued using practical expedient				758,855,815

Total Assets				$4,856,548,909

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(8,985,103)	$—	$(8,985,103)
Centrally cleared swaps, at value	—	(1,588,399)	—	(1,588,399)
Options written, at value	—	(2,978,623)	—	(2,978,623)
Futures contracts	(215,166)	—	—	(215,166)
Forward currency exchange contracts	—	(11,433,677)	—	(11,433,677)
Swaptions written, at value	—	(1,609,681)	—	(1,609,681)

Total Liabilities	$(215,166)	$(26,595,483)	$—	$(26,810,649)

Forward currency exchange contracts and futures contracts, if any, are reported at their

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3. Securities Valuation (Continued)

unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**
Assets Table
Investments, at Value:
Common Stocks	$(119,552)	$119,552	$(458,087)	$458,087
Rights, Warrants and Certificates	(67,668)	67,668	—	—

Total Assets	$(187,220)	$187,220	$(458,087)	$458,087

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

** Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of September 30, 2016	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Asset-Backed Securities	$51,533,265	$—	$(93,155)	$144,249
Mortgage-Backed Obligations	66,757	159	(8,377)	—
Corporate Loans	39,523,431	(996,181)	736,595	29,532
Corporate Bonds and Notes	101,740	—	(789,175)	352,523
Common Stocks	62	3,777	(188,851)	—
Rights, Warrants and Certificates	—	(24,912,707)	24,912,707	—
Structured Securities	8,059,810	(17,651,524)	17,979,230	69,048

Total Assets	$99,285,065	$(43,556,476)	$42,548,974	$595,352

a. Included in net investment income.

			Transfers into Transfers out of		Value as of
	Purchases	Sales	Level 3	Level 3	March 31, 2017
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$—	$—	$—	$51,584,359
Mortgage-Backed
Obligations	—	—	—	—	58,539
Corporate Loans	—	(39,293,377)	—	—	—
Corporate Bonds and Notes	6,192,400	—	—	—	5,857,488

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3. Securities Valuation (Continued)

			Transfers into Transfers out of		Value as of
	Purchases	Sales	Level 3	Level 3	March 31, 2017
Investments, at Value: (Continued)
Common Stocks	$1,396,394	$(3,839)	$458,087	$—	$1,665,630
Rights, Warrants and Certificates	—	—	—	—	—
Structured Securities	—	—	—	—	8,456,564

Total Assets	$7,588,794	$(39,297,216)	$458,087	$—	$67,622,580

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value
Asset-Backed Securities	$(93,155)
Mortgaged-Backed Obligations	(8,377)
Corporate Bonds and Notes	(789,175)
Common Stocks	(188,851)
Structured Securities	422,088

Total	$(657,470)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of September 30, 2016	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs Used
Assets Table
Investments, at Value:
Asset-Backed Securities	$51,584,359	Pricing service	N/A	N/A	N/A (a)
Mortgage-Backed Obligations	55,769	Pricing service	N/A	N/A	N/A (a)
Mortgage-Backed Obligations	2,770	Discounted Cash Flows	Spread	N/A	350 (b)
Corporate Bonds and Notes	108,188	Broker quotes	N/A	N/A	N/A (a)
Corporate Bonds and Notes	5,749,300	Estimated Entitlement Proceeds	N/A	44%-73% of par	65.91% of par (c)
Preferred Stocks	154,700	Recent Transaction Price	N/A	N/A	$25/share (d)
Common Stocks	269,236	Estimated Recovery proceeds	Nominal value	N/A	$0.01/share (c)
Common Stocks	1,241,694	Recent Transaction Price	N/A	N/A	$13.75/share (f)
Structured Securities	8,456,564	Broker quotes	N/A	N/A	N/A (a)

Total	$67,622,580

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3. Securities Valuation (Continued)

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(b) The Fund fair values certain seasoned mortgage-backed obligations using a discounted cash flow model as pricing services and broker-dealers are unable to provide valuations. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the pre-payment rate, will result in a significant decrease (increase) to the fair value of the investment.

(c) The Fund fair values certain corporate bonds using the estimated value of the entitlement to be received upon completion of restructuring. A significant increase (decrease) in the expected entitlement will result in a significant increase (decrease) to the fair value of the investment.

(d) The Fund fair values certain preferred stocks at a recent transaction price, based on a transaction within the past six months. The Manager periodically monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

(e) The Fund fair values certain common stocks held at a nominal value to reflect the low probability of receipt of future payments to be received as a result of a merger. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the future distribution amount, or a significant increase (decrease) to the probability of payment rate, will result in a significant increase (decrease) to the fair value of the investment.

(f) The Fund fair values certain common stocks held based on a transaction within the past six months. The Manager periodically monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

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Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 41.9% of Master Loan and 38.3% of

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4. Investments and Risks (Continued)

Master Event-Linked Bond at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The

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4. Investments and Risks (Continued)

purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$269,042,658
Sold securities	13,656,241

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

    Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

    At period end, the counterparty pledged $498,000 of collateral to the Fund for forward roll transactions.

    At period end, the Fund pledged $888,516 of collateral to the counterparty for forward roll transactions.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets

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4. Investments and Risks (Continued)

may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$25,613,082
Market Value	$5,168,874
Market Value as % of Net Assets	0.11%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

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5. Market Risk Factors (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure

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6. Use of Derivatives (Continued)

to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

    Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

    The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

    The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

    The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

    The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

    During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $964,333,196 and $993,924,669, respectively.

    Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy

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6. Use of Derivatives (Continued)

and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

    The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

    The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

    During the reporting period, the Fund had an ending monthly average market value of $472,251,408 and $163,522,559 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is

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6. Use of Derivatives (Continued)

exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

    The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    During the reporting period, the Fund had an ending monthly average market value of $2,213,810 and $1,876,654 on purchased call options and purchased put options, respectively.

    Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

    The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

    The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    During the reporting period, the Fund had an ending monthly average market value of $1,853,881 and $1,562,531 on written call options and written put options, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Written option activity for the reporting period was as follows:

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6. Use of Derivatives (Continued)

	Number of Contracts	Amount of Premiums

Options outstanding as of
September 30, 2016	574,912,130,370	$3,449,186
Options written	921,847,250,284	15,256,948
Options closed or expired	(111,047,465,165)	(2,532,697)
Options exercised	(755,581,450,489)	(11,397,372)

Options outstanding as of March 31, 2017	630,130,465,000	$4,776,065

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

    The buyer of protection pays a periodic fee to the seller of protection based on the

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6. Use of Derivatives (Continued)

notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

    The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

    If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset.

    Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

    The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

    The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

    The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

    For the reporting period, the Fund had ending monthly average notional amounts of $172,480,870 and $96,609,778 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

    The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

    The Fund has entered into interest rate swaps in which it pays a fixed interest rate and

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6. Use of Derivatives (Continued)

receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

    For the reporting period, the Fund had ending monthly average notional amounts of $148,831,586 and $561,137,582 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

    Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

    The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

    For the reporting period, the Fund had ending monthly average notional amounts of $27,473,355 on total return swaps which are long the reference asset.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

    Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

    The Fund generally will incur a greater risk when it writes a swaption than when it

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6. Use of Derivatives (Continued)

purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract. The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

    The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

    The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

    The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

    The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

    During the reporting period, the Fund had an ending monthly average market value of $3,041,161 and $2,346,613 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Swaptions outstanding as of September 30, 2016	51,480,000	$274,895
Swaptions written	1,744,000,000	10,630,145
Swaptions closed or expired	(51,480,000)	(274,894)
Swaptions exercised	(1,223,000,000)	(8,006,881)

Swaptions outstanding as of March 31, 2017	521,000,000	$2,623,265

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions

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with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    At period end, the Fund has required certain counterparties to post collateral of $5,957,650.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy

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6. Use of Derivatives (Continued)

and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$1,470,768	$(1,470,768)	$–	$–	$–

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		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Barclays Bank plc	$4,596,723	$(3,447,334)	$–	$(270,000)	$879,389
BNP Paribas	1,608,614	(1,210,806)	(334,939)	–	62,869
Citibank NA	2,757,342	(2,757,342)	–	–	–
Deutsche Bank AG	245,866	(245,866)	–	–	–
Goldman Sachs Bank USA	1,900,761	(647,779)	(300,639)	(952,343)	–
Goldman Sachs
International	26,001	–	–	–	26,001
HSBC Bank USA NA	1,325,097	(382,954)	–	(380,000)	562,143
JPMorgan Chase Bank NA	2,574,503	(2,574,503)	–	–	–
Standard Chartered Bank	211,570	(211,570)	–	–	–
Toronto Dominion Bank	4,665,189	(1,720,092)	(1,951,998)	(990,000)	3,099
UBS AG	154,110	—	(154,110)	–	–

	$21,536,544	$(14,669,014)	$(2,741,686)	$(2,592,343)	$1,533,501

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(1,785,812)	$1,470,768	$315,044	$–	$–
Barclays Bank plc	(3,447,334)	3,447,334	–	–	–
BNP Paribas	(1,210,806)	1,210,806	–	–	–
Citibank NA	(3,201,194)	2,757,342	427,955	–	(15,897)
Credit Suisse International	(4,399,835)	–	4,399,835	–	–
Deutsche Bank AG	(1,176,466)	245,866	930,600	–	–
Goldman Sachs Bank USA	(647,779)	647,779	–	–	–
HSBC Bank USA NA	(382,954)	382,954	–	–	–

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6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

JPMorgan Chase Bank NA	$(2,950,319)	$2,574,503	$375,816	$–	$—
Morgan Stanley Capital Services, Inc.	(3,470,477)	–	3,470,477	–	—
Standard Chartered Bank	(614,016)	211,570	402,446	–	—
Toronto Dominion Bank	(1,720,092)	1,720,092	–	–	—

	$(25,007,084)	$14,669,014	$10,322,173	$–	$(15,897)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$109,761	Swaps, at value	$8,056,709
Interest rate contracts	Swaps, at value	292,051	Swaps, at value	928,394
Credit contracts	Centrally cleared swaps, at value	4,417,750	Centrally cleared swaps, at value	993,614
Interest rate contracts	Centrally cleared swaps, at value	2,980,420	Centrally cleared swaps, at value	594,785
Interest rate contracts	Variation margin receivable	569,008*	Variation margin payable	21,563*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	14,895,023	Unrealized depreciation on forward currency exchange contracts	11,433,677
Forward currency exchange contracts			Options written, at value	2,978,623
Interest rate contracts			Swaptions written, at value	1,609,681
Forward currency exchange contracts	Investments, at value	3,747,333**
Interest rate contracts	Investments, at value	2,492,376**

Total		$29,503,722		$26,617,046

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

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**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies (including premiums on options exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts

Credit contracts	$(820,081)	$274,894	$—	$—
Equity contracts	(250,750)	—	—	—
Forward currency exchange contracts	73,620	—	2,532,697	—
Interest rate contracts	(3,211,348)	—	—	(22,639,349)

Total	$(4,208,559)	$274,894	$2,532,697	$(22,639,349)

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments		Foreign currency transactions	Swap contracts	Total

Credit contracts		$—	$(5,923,150)	$(6,468,337)
Equity contracts		—	134,283	(116,467)
Forward currency exchange contracts		14,685,734	—	17,292,051
Interest rate contracts		—	2,603,265	(23,247,432)

Total		$14,685,734	$(3,185,602)	$(12,540,185)

*Includes purchased options contracts, purchased swaption contracts, written options contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions*	Option contracts written	Swaption contracts written	Futures contracts

Credit contracts	$396,128	$—	$(150,380)	$—
Equity contracts	875,377	—	–	—
Forward currency exchange contracts	534,337	1,217,863	–	—
Interest rate contracts	(419,763)	(38,717)	1,013,584	3,759,941

Total	$1,386,079	$1,179,146	$863,204	$3,759,941

113      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Credit contracts	$—	$4,453,245	$4,698,993
Equity contracts	—	—	875,377
Forward currency exchange contracts	(10,007,905)	—	(8,255,705)
Interest rate contracts	—	220,277	4,535,322

Total	$(10,007,905)	$4,673,522	$1,853,987

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	24,243,007	$94,669,071	49,594,876	$190,847,491
Dividends and/or distributions reinvested	15,491,659	60,419,601	33,139,619	127,427,433
Redeemed	(102,607,122)	(400,293,238)	(203,845,428)	(784,042,726)

Net decrease	(62,872,456)	$(245,204,566)	(121,110,933)	$(465,767,802)

Class B
Sold	35,513	$138,952	136,749	$530,027
Dividends and/or distributions reinvested	129,562	507,353	433,444	1,669,645
Redeemed	(3,996,510)	(15,670,264)	(9,245,651)	(35,699,962)

Net decrease	(3,831,435)	$(15,023,959)	(8,675,458)	$(33,500,290)

Class C
Sold	5,597,981	$21,787,395	15,087,056	$57,785,579
Dividends and/or distributions reinvested	3,030,060	11,795,747	6,577,937	25,237,910
Redeemed	(26,376,125)	(102,686,024)	(58,582,619)	(224,684,871)

Net decrease	(17,748,084)	$(69,102,882)	(36,917,626)	$(141,661,382)

114      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount

Class I
Sold	1,127,747	$4,379,961	1,610,491	$6,191,607
Dividends and/or distributions reinvested	257,334	999,400	523,820	2,005,298
Redeemed	(1,173,118)	(4,550,638)	(3,045,914)	(11,696,339)

Net increase (decrease)	211,963	$828,723	(911,603)	$(3,499,434)

Class R
Sold	2,649,866	$10,343,633	6,009,296	$23,174,414
Dividends and/or distributions reinvested	619,875	2,419,555	1,333,790	5,131,759
Redeemed	(6,921,365)	(27,028,947)	(11,555,117)	(44,575,963)

Net decrease	(3,651,624)	$(14,265,759)	(4,212,031)	$(16,269,790)

Class Y
Sold	20,329,902	$79,301,713	23,220,479	$89,437,668
Dividends and/or distributions reinvested	1,818,285	7,089,149	3,653,084	14,040,449
Redeemed	(19,289,412)	(75,263,950)	(37,490,600)	(143,691,077)

Net increase (decrease)	2,858,775	$11,126,912	(10,617,037)	$(40,212,960)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$1,621,562,737	$1,831,239,679
U.S. government and government agency obligations	101,080,277	152,043,746
To Be Announced (TBA) mortgage-related securities	2,112,716,555	2,199,150,847

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million in assets	0.75%
Next $200 million in assets	0.72
Next $200 million in assets	0.69
Next $200 million in assets	0.66
Next $200 million in assets	0.60
Next $4 billion in assets	0.50
Next $5 billion in assets	0.48
Over $10 billion in assets	0.46

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and

115      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

directors’ fees.

    The Fund’s effective management fee for the reporting period was 0.53% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per

116      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

March 31, 2017	$223,311	$2,152	$23,146	$14,882	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to

117      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $50,334. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,320,315 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$125,299
Class B	1,139
Class C	29,266
Class R	5,081
Class Y	13,648

This fee waiver and/or reimbursement may be terminated at any time.

10. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

118      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

119      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Global Strategic Income Fund	10/25/16	99.4%	0.0%	0.6%

120      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Michael A. Mata, Vice President
Krishna Memani, Vice President
Christopher Kelly, Vice President
Ruta Ziverte, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2017 OppenheimerFunds, Inc. All rights reserved.

121      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

122      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also

available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0230.001.0317     May 25, 2017

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)        (1) Not applicable to semiannual reports.

            (2) Exhibits attached hereto.

            (3) Not applicable.

(b)        Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/15/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/15/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/15/2017